As filed with the U.S. Securities and Exchange Commission on July 28, 2010

Securities Act File No. 33-43446

Investment Company Act File No. 811-06444

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 173	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 173

(Check appropriate box or boxes)

Legg Mason Partners Equity Trust

(Exact Name of Registrant as Specified in Charter)

55 Water Street, New York, New York	10041
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (800) 451-2010

Robert I. Frenkel

Legg Mason Partners Equity Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Burton M. Leibert, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on July 29, 2010 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Investment Counsel Financial Services Fund.

July 29, 2010

Prospectus

Legg Mason Investment Counsel

Financial Services

Fund

Class : Ticker Symbol

A	: SBFAX
B	: SBFBX
C	: SFSLX
FI
R
R1
I	: LMRIX

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Investment objective

The fund seeks long-term capital appreciation by investing primarily in common stocks.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in funds sold by Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your financial intermediary, in this Prospectus on page 20 under the heading “Sales charges” and in the fund’s statement of additional information (“SAI”) on page 50 under the heading “Sales Charge Waivers and Reductions.”

Shareholder fees (paid directly from your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption) (may be reduced over time)	Generally, none	5.00	1.00	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment) (%)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
Management fees	0.80	0.80	0.80	0.80	0.80	0.80	0.80
Distribution and service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None
Other expenses	0.62	0.95	0.41	0.48[1]	0.48[1]	0.48[1]	0.52
Total annual fund operating expenses	1.67	2.75	2.21	1.53	1.78	2.28	1.32
Fees forgone and/or expenses reimbursed[2]	(0.17)	(0.50)	—	(0.03)	(0.03)	(0.03)	(0.07)
Total annual fund operating expenses after forgoing fees and/or reimbursing expenses[2]	1.50	2.25	2.21	1.50	1.75	2.25	1.25

[1]	“Other expenses” for Class FI, Class R and Class R1 shares are estimated because no shares of these classes were outstanding during the fund’s last fiscal year.

[2]

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares, 2.25% for Class R1 shares and 1.25% for Class I shares. These arrangements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent. The manager is permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

2	Legg Mason Investment Counsel Financial Services Fund

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	719	1,056	1,416	2,425
Class B (with redemption at end of period)	728	1,106	1,510	2,783
Class B (without redemption at end of period)	228	806	1,410	2,783
Class C (with redemption at end of period)	324	691	1,184	2,543
Class C (without redemption at end of period)	224	691	1,184	2,543
Class FI (with or without redemption at end of period)	153	481	831	1,822
Class R (with or without redemption at end of period)	178	558	962	2,093
Class R1 (with or without redemption at end of period)	228	709	1,217	2,613
Class I (with or without redemption at end of period)	127	411	716	1,583

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal investment strategies

Normally, the fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. For purposes of the fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services. The fund may invest its assets in securities of foreign financial services companies.

Certain risks

Risk is inherent in all investing. There is no assurance that the fund will meet its investment objective. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the fund.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline. The recent financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities.

Financial services companies risk. The fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies

Legg Mason Investment Counsel Financial Services Fund	3

Certain risks cont’d

are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than U.S. markets and may suffer from political or economic instability. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Issuer risk. The value of a stock can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual stock. Historically, the prices of securities of small and medium capitalization companies have generally gone up or down more than those of large capitalization companies, although even large capitalization companies may fall out of favor with investors.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Model risk. The subadviser’s quantitative proprietary model may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy.

Liquidity risk. Some securities held by the fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

These risks are discussed in more detail later in this Prospectus or in the SAI.

4	Legg Mason Investment Counsel Financial Services Fund

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. The S&P Financial index is a subset of, and one of ten sectors in, the S&P 500 Index. The fund makes updated performance information available at the fund’s website, http://www.leggmason.com/individualinvestors/products/mutual-funds/annualized_performance (select a share class), or by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

The performance information for the periods prior to March 16, 2007 is that of the Legg Mason Financial Services Fund (the “LM Fund”). The fund acquired the assets and liabilities of the LM Fund in a reorganization on March 16, 2007 (the “March 2007 Reorganization”). The LM Fund offered classes of shares similar to the fund’s Class A and Class C shares, known as Financial Intermediary Class and Primary Class, respectively. The LM Fund’s performance and financial history have been adopted by the fund and, for periods prior to March 16, 2007, are included in the fund’s performance and financial history. As a result, the total returns for Class C shares in the accompanying bar chart for the periods prior to March 16, 2007 are those of the LM Fund’s Primary Class, which have not been restated to reflect any difference in expenses and do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown.

The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Total returns (before taxes) (%)

Best quarter (09/30/2000): 17.88 Worst quarter (12/31/2008): (14.34) The year-to-date return as of the most recent calendar quarter, which ended 06/30/2010, was (0.10)

The fund has adopted the performance and financial history of the LM Fund. As a result, the fund is carrying forward the performance history of the LM Fund, which has been restated in the table to reflect differences in sales charges but has not been restated to reflect differences in expenses. Class A is carrying forward the performance of the LM Fund’s Financial Intermediary Class shares and Class B and Class C are carrying forward the performance of the LM Fund’s Primary Class shares.

Legg Mason Investment Counsel Financial Services Fund	5

Performance cont’d

Average annual total returns (for periods ended December 31, 2009) (%)
	1 year	5 years	10 years	Since inception	Inception date

Class C
Return before taxes	7.65	(2.48)	4.99
Return after taxes on distributions	7.65	(3.32)	4.28
Return after taxes on distributions and sale of fund shares	4.97	(1.94)	4.45

Other Classes (Return before taxes only)
Class A	3.21	(2.93)	5.14
Class B	3.69	(2.67)	5.13
Class I	9.56	N/A	N/A	(6.63)	03/25/2008
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	26.46	0.42	(0.95)
S&P Financial Index (reflects no deduction for fees, expenses or taxes)[2]	17.22	(11.56)	(2.61)

[1]	For Class I shares, for the period from the class’s commencement of operations to December 31, 2009, the average total return of the S&P 500 Index was (8.14)%.
[2]	For Class I shares, for the period from the class’s commencement of operations to December 31, 2009, the average total return of the S&P 500 Financial Index was (27.26)%.

The after-tax returns are shown only for Class C shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class C will vary from returns shown for Class C.

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadviser: Legg Mason Investment Counsel (“LMIC”)

Portfolio manager: Amy LaGuardia. Ms. LaGuardia (a Managing Director of LMIC since April 2010) has 27 years of industry experience. Ms. LaGuardia has been responsible for the day-to-day portfolio management of the fund since March 2007 and was the portfolio manager of the LM Fund since its inception on November 16, 1998.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

6	Legg Mason Investment Counsel Financial Services Fund

The fund’s initial and subsequent investment minimums generally are as follows:

Investment minimum initial/additional investment ($)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I
General	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	N/A	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	N/A	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	N/A	None/None	N/A	N/A	None/None
Retirement Plans with omnibus accounts held on the books of the fund	None/None	N/A	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	N/A	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	N/A	1 million/None

Your financial intermediary may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone (Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432) or by mail (Legg Mason Funds, P.O. Box 55214, Boston, MA 02205-8504).

Tax information

The fund’s distributions are taxable as ordinary income or capital gain, except when your investment is through an IRA, 401(k) or other tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay broker/dealers or other financial intermediaries (such as a bank or an insurance company) for the sale of fund shares and related services. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

Legg Mason Investment Counsel Financial Services Fund	7

More on the fund’s investment strategies, investments and risks

Legg Mason Investment Counsel Financial Services Fund was formerly known as Legg Mason Barrett Financial Services Fund. Prior to October 5, 2009, the fund was known as Legg Mason Partners Financial Services Fund.

*  *  *

The fund seeks long-term capital appreciation by investing primarily in common stocks.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to:

•	Regional and money center banks

•	Securities brokerage firms

•	Asset management companies

•	Savings banks and thrift institutions

•	Specialty finance companies (e.g., credit card and mortgage providers)

•	Insurance and insurance brokerage firms

•	Government sponsored agencies, such as the Government National Mortgage Association

•	Financial conglomerates

The fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts).

For purposes of the fund’s 80% policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon 60 days’ prior notice to shareholders.

The fund’s investment objective and investment strategies may be changed without shareholder approval.

Equity investments

Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts.

Derivatives and hedging techniques

Derivatives are financial instruments whose value depends upon, or is derived from, the value of an asset, such as one or more underlying investments, indexes or currencies. The fund may engage in a variety of transactions using derivatives, such as futures and options on securities, securities indexes or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. Derivatives may be used by the fund for any of the following purposes:

•	To settle transactions in securities quoted in foreign currencies

•	As a hedging technique in an attempt to manage risk in the fund’s portfolio

•	As a substitute for buying or selling securities

•	As a cash flow management technique

8	Legg Mason Investment Counsel Financial Services Fund

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more investments, currencies or indexes. When the fund enters into derivatives transactions, it may be required to segregate assets or enter into offsetting positions, in accordance with applicable regulations. Such segregation is not a hedging technique and will not limit the fund’s exposure to loss. The fund will, therefore, have investment risk with respect to both the derivative itself and the assets that have been segregated to offset the fund’s derivative exposure. If such segregated assets represent a large portion of the fund’s portfolio, portfolio management may be affected as covered positions may have to be reduced if it becomes necessary for the fund to reduce the amount of segregated assets in order to meet redemptions or other obligations.

Should the fund invest in derivatives, the fund will, in determining compliance with any percentage limitation or requirement regarding the use or investment of fund assets, take into account the market value of the fund’s derivative positions that are intended to reduce or create exposure to the applicable category of investments.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

Certain risks associated with the use of derivatives are discussed below. Risks are magnified to the extent that a large portion of the fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.

Currency transactions

The fund may enter into forward foreign currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to manage its exposure to foreign securities.

Exchange-traded funds

The fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). The fund may invest in both creation units and retail classes of ETF shares. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 Index or the NASDAQ-100, by holding in its portfolio either the same securities that comprise the index or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based and the fund will gain or lose value depending on the performance of the index.

Fixed income investments

Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.

High yield, lower quality securities

The fund may invest in debt securities rated below investment grade by a recognized rating agency or unrated securities determined by the fund’s subadviser to be of equivalent quality. These securities are commonly referred to as “junk bonds.”

Securities lending

Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria estab-

Legg Mason Investment Counsel Financial Services Fund	9

More on the fund’s investment strategies, investments and risks cont’d lished by the Board. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities.

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes. The amount of assets the fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the subadviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

Fund of funds investments

The fund may be an investment option for other Legg Mason-managed mutual funds that are managed as a “fund of funds.”

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Consistent with its investment limitations, the fund may invest in new types of securities and instruments.

Selection process

The fund invests primarily in equity securities of financial services issuers that the subadviser believes are undervalued and thus may offer above-average potential for capital appreciation. In deciding what securities to buy, the subadviser analyzes an issuer’s financial statements to determine earnings per share potential. It also reviews, as appropriate, the economy where the issuer does business, the products offered, the issuer’s potential to benefit from industry changes and the strength and goals of management. The subadviser typically will sell a security in the fund’s portfolio if that security experiences earnings problems.

More on risks of investing in the fund

Stock market and interest rate risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest

10	Legg Mason Investment Counsel Financial Services Fund

rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Financial services companies risk. The fund is subject to the risk of concentrating investments in financial services companies. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The financial services sector is highly correlated with and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults and price competition. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.

Financial services companies are also subject to extensive government regulation and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Foreign investments risk. The fund’s investments in securities of foreign issuers involve greater risk than investments in securities of U.S. issuers. Foreign countries in which the fund may invest may have markets that are less liquid and more volatile than markets in the United States, may suffer from political or economic instability and may experience negative government actions, such as currency controls or seizures of private businesses or property. In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Foreign withholdings may reduce the fund’s returns. Currency fluctuations could erase investment gains or add to investment losses. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

The risks of investing in foreign securities are heightened when investing in issuers in emerging market countries.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s stock may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.

Non-diversification risk. The fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a small number of issuers than a diversified fund. To the extent the fund invests its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Model risk. The subadviser’s quantitative proprietary model may not adequately take into account certain factors and may result in the fund having a lower return than if the fund were managed using another model or investment strategy. In addition, the investment models used by the subadviser to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and do not assure successful investment. The markets or the prices of individual securities may be affected by factors not foreseen in developing the model.

Legg Mason Investment Counsel Financial Services Fund	11

More on the fund’s investment strategies, investments and risks cont’d

Credit risk. If an obligor (such as the issuer or party offering credit enhancement) for a security held by the fund or a counterparty to a financial contract with the fund fails to pay principal and interest when due, otherwise defaults or is perceived to be less creditworthy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the fund could decline. In addition, the fund may incur expenses to protect the fund’s interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. The fund is subject to greater levels of credit risk to the extent it invests in junk bonds. These securities have a higher risk of issuer default and are considered speculative.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates. This may cause the fund’s share price to be more volatile.

Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

High yield or “junk” bond risk. Debt securities that are below investment grade, or “junk bonds,” are speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. Investing in these securities subjects the fund to increased price sensitivity to changing interest rates; greater risk of loss because of default or declining credit quality; or an issuer’s inability to make interest and/or principal payments due to adverse company specific events. Junk bonds are also subject to the risk of negative perceptions of the high yield market depressing the price and liquidity of high yield securities. These negative perceptions could last for a significant period of time.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Portfolio selection risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements is incorrect.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks.

Derivatives risk. Using derivatives, especially for non-hedging purposes, may involve greater risks to the fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated. Certain derivatives transactions may have a leveraging effect on the fund. Even a small investment in derivative contracts can have a significant impact on the fund’s stock market, interest rate or currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not

12	Legg Mason Investment Counsel Financial Services Fund

correspond as anticipated to changes in the value of the fund’s holdings. Using derivatives may increase volatility, which is the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Holdings of derivatives also can make the fund less liquid and harder to value, especially in declining markets.

Derivatives are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

The impact of recent legislation calling for new regulation of the derivatives markets is not yet known and may not be known for some time. Any new regulation could increase the risks of investing in derivative instruments.

Currency transactions risk. The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings.

The fund’s ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the portfolio manager to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled.

Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Securities lending risk. Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

ETFs risk. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based and will expose the fund to risks similar to those of investing directly in those securities. Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are traded on an exchange and may trade throughout a trading day. ETFs are bought and sold based on market values and not at net asset value, and therefore may trade at either a premium or discount to net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the underlying portfolios. The fund will generally gain or lose value on holdings of an ETF consistent with the performance of the index on which the ETF is based. The fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Fund of funds investments risk. From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of a fund of funds’ portfolio. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Cash management and defensive investing risk. The value of the investments held by the fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for the fund to achieve its investment objective.

Risk of increase in expenses. Your actual costs of investing in the fund may be higher than the expenses shown in “Annual fund operating expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation is changed or terminated or if average net assets decrease. Net

Legg Mason Investment Counsel Financial Services Fund	13

More on the fund’s investment strategies, investments and risks cont’d assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

Recent market events risk. The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. This financial crisis has caused a significant decline in the value and liquidity of many securities. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support could also negatively affect the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the subadviser. These market conditions may continue or get worse.

Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end. The fund intends to post partial information concerning the fund’s portfolio holdings (such as top 10 holdings or sector breakdowns, for example) on the Legg Mason Funds’ website on a monthly basis. The fund intends to post this partial information 10 business days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

More on fund management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund and manages the fund’s cash and short-term instruments. LMPFA was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason, Inc. (“Legg Mason”) acquired substantially all of Citigroup’s asset management business in December 2005. As of June 30, 2010, LMPFA’s total assets under management were approximately $188.5 billion.

Legg Mason Investment Counsel, LLC (“LMIC” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. LMIC is principally located at 100 International Drive, Baltimore, Maryland 21202, and provides customized investment counsel to individuals, family groups and institutions as well as trust services. LMIC seeks to maximize performance while managing risk through an investment discipline that is supported by fundamental research and dedicated resources. As of June 30, 2010, LMIC had assets under management of $6.2 billion.

LMPFA and LMIC are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $645 billion.

Portfolio manager

Amy LaGuardia has been the portfolio manager of the fund since March 16, 2007 and was the portfolio manager of the LM Fund since its November 16, 1998 inception. Ms. LaGuardia is primarily responsible for overseeing the day-to-day operation of the fund and has the ultimate authority to make portfolio decisions.

Ms. LaGuardia is a Managing Director of LMIC and has 27 years of industry experience. Ms. LaGuardia joined Barrett Associates, Inc. (“Barrett”), the fund’s former subadviser, in May 2003 as Senior Vice

14	Legg Mason Investment Counsel Financial Services Fund

President. Prior to joining Barrett, Ms. LaGuardia was Senior Vice President and Director of Research at Gray, Seifert & Co., Inc., a company founded in 1980 and purchased by Legg Mason in 1994, where she had worked since 1982.

The SAI provides information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and any fund shares held by the portfolio manager.

Management fee

The fund pays a management fee at an annual rate of 0.80% of its average daily net assets.

For the fiscal year ended March 31, 2010, the fund paid a management fee of 0.64% of the fund’s average daily net assets for management services, after waivers and reimbursements.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended March 31, 2010 .

Expense limitation

The manager has agreed to forgo fees and/or reimburse operating expenses (other than interest, brokerage, taxes and extraordinary expenses) so that total annual operating expenses are not expected to exceed 1.50% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, 1.50% for Class FI shares, 1.75% for Class R shares, 2.25% for Class R1 shares and 1.25% for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2011, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Distribution

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the fund’s sole and exclusive distributor.

The fund has adopted a Rule 12b-1 shareholder services and distribution plan. Under the plan, the fund pays distribution and/or service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class B shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; up to 0.50% for Class R shares; and up to 1.00% for Class R1 shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I shares are not subject to distribution and/or service fees under the plan.

In addition, the distributor, the manager and/or their affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include the fund’s distributor and affiliates of the manager, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other financial intermediaries through which investors may purchase shares of the fund, including your financial intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the manager, the distributor and their affiliates to the extent the payments result in more assets being invested in the fund on which fees are being charged.

Legg Mason Investment Counsel Financial Services Fund	15

Choosing a class of shares to buy

Individual investors can generally invest in Class A, Class B and Class C shares. Individual investors who held Class I shares prior to November 20, 2006 may continue to invest in Class I shares. Retirement Plan and Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Retirement and Institutional Investors – eligible investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.

When choosing which class of shares to buy, you should consider:

•	How much you plan to invest

•	How long you expect to own the shares

•	The expenses paid by each class detailed in the fee table and example at the front of this Prospectus

•	Whether you qualify for any reduction or waiver of sales charges

•	Availability of share classes

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C shares more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year or more after purchase.

However, if you plan to invest a large amount and/or your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge you would have paid for larger purchases of Class A shares.

Each class of shares is authorized to pay fees for recordkeeping services to Service Agents. As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.

You may buy shares:

•

Through banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”)

•	Directly from the fund

Your Service Agent may provide shareholder services that differ from the services provided by other Service Agents. Services provided by your Service Agent may vary by class. You should ask your Service Agent to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Service Agent may receive different compensation depending on the share class in which you invest.

Your Service Agent may not offer all classes of shares. You should contact your Service Agent for further information.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The front-end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)

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•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver

To visit the website, go to http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Service Agent can help you choose a class that may be appropriate for you. Please contact your Service Agent regarding the availability of Class FI, Class R or Class R1 shares. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Service Agent may receive different compensation depending upon which class you choose.

	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class A	• Initial sales charge • You may qualify for reduction or waiver of initial sales charge • Generally lower annual expenses than Class B and Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	0.25% of average daily net assets	Class A shares of funds sold by the distributor
Class B	• No initial sales charge • Contingent deferred sales charge declines over time • Converts to Class A after approximately 8 years • Generally higher annual expenses than Class A	None	Up to 5.00% charged if you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00% of average daily net assets	Class B shares of funds sold by the distributor
Class C	• No initial sales charge • Contingent deferred sales charge for only 1 year • Does not convert to Class A • Generally higher annual expenses than Class A	None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets	Class C shares of funds sold by the distributor
Class FI	• No initial or contingent deferred sales charge • Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets	Class FI shares of funds sold by the distributor
Class R	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund	None	None	0.50% of average daily net assets	Class R shares of funds sold by the distributor

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	Key features	Initial sales charge	Contingent deferred sales charge	Annual distribution and/ or service fees	Exchange privilege[1]
Class R1	• No initial or contingent deferred sales charge • Only offered to eligible Retirement Plans with omnibus accounts held on the books of the fund • Generally higher annual expenses than Class R	None	None	1.00% of average daily net assets	Class R1 shares of funds sold by the distributor[2]
Class I	• No initial or contingent deferred sales charge • Only offered to institutional and other eligible investors • Generally lower annual expenses than all other classes	None	None	None	Class I shares of funds sold by the distributor

[1]	Ask your Service Agent about the funds available for exchange.
[2]	In this class, your options for exchange may be limited as the class is newly introduced.

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Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends that you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy shares from a Service Agent. For Class A shares sold by the distributor, the distributor will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents will receive a distribution and/or service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

Amount of Investment	Sales charge as % of offering price	Sales charge as % of net amount invested	Broker/dealer commission as % of offering price
Less than $25,000	5.75	6.10	5.00
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more[1]	-0-	-0-	up to 1.00

[1]

The distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution and/or service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of funds sold by the distributor to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent, Funds Investor Services or Institutional Shareholder Services if you are eligible for a letter of intent or a right of accumulation and if you own shares of other funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.

•	Accumulation Privilege – allows you to combine the current value of Class A shares of the fund with other shares of funds sold by the distributor that are owned by:

•	you or

•	your spouse, and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charges.

If you hold fund shares in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be combined. Please contact your Service Agent for additional information.

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Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

•

Letter of Intent – allows you to purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of shares of funds sold by the distributor that are purchased during the 13-month period by:

•	you or

•	your spouse, and children under the age of 21

are eligible for inclusion under the letter of intent, based on the public offering price at the time of the purchase and any capital appreciation on those shares. In addition, you can include toward your asset goal amount the current value of any eligible holdings.

If you hold shares of funds sold by the distributor in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited toward your letter of intent asset goal.

Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your letter of intent asset goal. Please contact your Service Agent for additional information.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

•	Employees of Service Agents

•	Investors who redeemed Class A shares of a fund sold by the distributor in the past 60 days, if the investor’s Service Agent is notified

•	Directors and officers of any Legg Mason-sponsored fund

•	Employees of Legg Mason and its subsidiaries

•	Investors investing through certain Retirement Plans

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent, Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

Class B shares

You buy Class B shares at net asset value with no initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after Purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge (%)	5	4	3	2	1	0

LMIS generally will pay Service Agents selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell. LMIS will retain the contingent deferred sales charges. The fund pays annual distribution and/or service fees of up to 1.00% of the average daily net assets of Class B shares. Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

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Sales charges cont’d

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: at initial purchase	Shares issued: on reinvestment of dividends and distributions	Shares issued: upon exchange from another fund sold by LMIS
Approximately 8 years after the date of purchase	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class C shares

You buy Class C shares at net asset value with no initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS generally will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell. LMIS will retain the contingent deferred sales charges and an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by these Service Agents until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class FI, Class R and Class R1 shares

You buy Class FI, Class R and Class R1 shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed.

Service Agents receive an annual distribution and/or service fee of up to 0.25% of the average daily net assets represented by Class FI shares serviced by them, up to 0.50% of the average daily net assets represented by Class R shares serviced by them and up to 1.00% of the average daily net assets represented by Class R1 shares serviced by them.

Class I shares

You buy Class I shares at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. Class I shares are not subject to any distribution and/or service fees.

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More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge:

•	When you exchange shares for shares of another fund sold by the distributor

•	On shares representing reinvested distributions and dividends

•	On shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.

If you redeem shares of a fund sold by the distributor and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The distributor receives contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

•	On payments made through certain systematic withdrawal plans

•	On certain distributions from a Retirement Plan

•	For Retirement Plans with omnibus accounts held on the books of the fund

•	For involuntary redemptions of small account balances

•	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or visit the Legg Mason funds’ website, http://www.leggmason.com/individualinvestors/products, and click on the name of the fund in the dropdown menu.

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Retirement and Institutional Investors — eligible investors

Retirement Plans

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

Retirement Plans with omnibus accounts held on the books of the fund can generally invest in Class C, Class FI, Class R, Class R1 and Class I shares.

Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary. The distributor may impose certain additional requirements. Please contact your Service Agent for more information.

Class A and Class B shares are no longer offered through Service Agents for Retirement Plans with omnibus accounts held on the books of the fund, with limited exceptions. Class A shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class FI shares available. Class C shares will cease to be available to new Retirement Plan investors through a Service Agent if the Service Agent makes Class R1 shares available. Please see below for additional information.

Other Retirement Plans

Other Retirement Plan investors can generally invest in Class A, Class B and Class C shares. “Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include certain Retirement Plans with direct relationships to the fund that are neither Institutional Investors nor investing through omnibus accounts. Individual retirement vehicles, such as IRAs, may also choose among these share classes. Other Retirement Plans and individual retirement vehicles are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may invest in Class A, Class FI or Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the distributor to offer Class I shares through a no-load network or platform (“Eligible Investment Programs”). Such investors may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Eligible Investment Programs may also include college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, Class B and Class C shares, which have different investment minimums, fees and expenses. “Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The distributor or the financial intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.

Class A and Class B — Retirement Plans

Class A and Class B shares are no longer offered through Service Agents to Retirement Plans with omnibus accounts held on the books of the fund. However, certain Retirement Plans that held Class B shares prior to December 1, 2006 are permitted to make additional investments in that class. Certain existing programs for

24	Legg Mason Investment Counsel Financial Services Fund

current and prospective Retirement Plan investors sponsored by financial intermediaries also remain eligible to purchase Class A shares. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares are waived where:

•	Such Retirement Plan’s record keeper offers only load-waived shares

•	Fund shares are held on the books of the fund through an omnibus account

•	The Retirement Plan has more than 100 participants or has total assets exceeding $1 million

LMIS does not pay Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with the fund a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans that are permitted to purchase shares at net asset value, LMIS may pay Service Agents commissions of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the fund may buy Class C shares at net asset value without paying a contingent deferred sales charge. LMIS does not pay Service Agents selling Class C shares to Retirement Plans with omnibus accounts held on the books of the fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS may pay these Service Agents an annual distribution and/or service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Certain Retirement Plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.

Class FI shares

Class FI shares are offered only to investors who invest in the fund through certain financial intermediaries and Retirement Plan programs.

Class R shares

Class R shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class R1 shares

Class R1 shares are offered only to Retirement Plans with accounts held on the books of the fund (either at the plan level or at the level of the financial intermediary).

Class I shares

Class I shares are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries and other investors authorized by LMIS.

Certain waivers of these requirements for individuals associated with the fund, Legg Mason or its affiliates are discussed in the SAI.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and/or service fees than otherwise would have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Your Service Agent may not offer all share classes. Please contact your Service Agent for additional details.

Legg Mason Investment Counsel Financial Services Fund	25

Buying shares

Generally

You may buy shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your purchase request in good order, plus any applicable sales charge.

You must provide the following information for your order to be processed:

• Name of fund being bought

• Class of shares being bought

• Dollar amount or number of shares being bought

• Account number (if existing account)

Through a service agent	You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. Your Service Agent may charge an annual account maintenance fee.
Through the fund

Investors should contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to open an account and make arrangements to buy shares. For initial purchases, complete and send your account application to the fund at the following address:

Legg Mason Funds

P.O. Box 55214

Boston, Massachusetts 02205-8504

Subsequent purchases should be sent to the same address. Enclose a check to pay for the shares.

For more information, please call Funds Investor Services or Institutional Shareholder Services between 8:00 a.m. and 5:30 p.m. (Eastern time).

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred must meet the applicable minimums (see “Purchase and sale of fund shares”)

• Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

• If you do not have sufficient funds in your account on a transfer date, your Service Agent, Funds Investor Services or Institutional Shareholder Services may charge you a fee

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Exchanging shares

Generally	You may exchange shares of the fund for the same class of shares of other funds sold by the distributor on any day that both the fund and the fund into which you are exchanging are open for business.
Legg Mason offers a distinctive family of funds tailored to help meet the varying needs of large and small investors

You may exchange shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your exchange request in good order.

•  If you bought shares through a Service Agent, contact your Service Agent to learn which funds your Service Agent makes available to you for exchanges

•  If you bought shares directly from the fund, contact Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 to learn which funds are available to you for exchanges

•  Not all funds offer all classes

•  Some funds are offered only in a limited number of states. Your Service Agent, Funds Investor Services or Institutional Shareholder Services will provide information about the funds offered in your state

•  Generally, an exchange between funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes unless you are investing through an IRA, 401(k) or other tax-advantaged account. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. You should talk to your tax adviser before making an exchange

•  Always be sure to read the prospectus of the fund into which you are exchanging shares

Investment minimums, sales charges and other requirements

•  In most instances, your shares will not be subject to an initial sales charge or a contingent deferred sales charge at the time of the exchange

•  Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge, and you will be subject to the contingent deferred sales charge of the fund that you originally purchased

•  You will generally be required to meet the minimum investment requirement for the class of shares of the fund into which your exchange is made (except in the case of systematic exchange plans)

•  Your exchange will also be subject to any other requirements of the fund into which you are exchanging shares

•  If you hold share certificates, you must deliver the certificates, endorsed for transfer or with signed stock powers, to the transfer agent or your Service Agent before the exchange is effective

•  The fund may suspend or terminate your exchange privilege if you engage in a pattern of excessive exchanges

By telephone

Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for information. Exchanges are priced at the net asset value next determined.

Telephone exchanges may be made only between accounts that have identical registrations and may be made on any day the New York Stock Exchange (“NYSE”) is open.

By mail	Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address: Legg Mason Funds P.O. Box 55214 Boston, Massachusetts 02205-8504

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Exchanging shares cont’d

Through a systematic exchange plan

You may be permitted to schedule automatic exchanges of shares of the fund for shares of other funds available for exchange. All requirements for exchanging shares described above apply to these exchanges. In addition:

• Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

• Each exchange must meet the applicable investment minimums for systematic investment plans (see “Purchase and sale of fund shares”)

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

28	Legg Mason Investment Counsel Financial Services Fund

Redeeming shares

Generally

You may redeem shares at their net asset value next determined after receipt by your Service Agent or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge.

If you hold share certificates, you must deliver the certificates endorsed for transfer or with signed stock powers with a signature guarantee to the transfer agent or your Service Agent before you may redeem.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.

Redemption proceeds

Your redemption proceeds normally will be sent within 3 business days after your request is received in good order, but in any event within 7 days, except that your proceeds may be delayed for up to 10 days if your share purchase was made by check.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated by you. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH).

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The fund reserves the right to pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.

By mail

Contact your Service Agent or, if you hold shares directly with the fund, write to the fund at the following address:

Legg Mason Funds

P.O. Box 55214 Boston,

Massachusetts 02205-8504

Your written request must provide the following:

• The fund name, the class of shares being redeemed and your account number

• The dollar amount or number of shares being redeemed

• Signature of each owner exactly as the account is registered

• Signature guarantees, as applicable (see “Other things to know about transactions”)

By telephone

If your account application permits, you may be eligible to redeem shares by telephone. Contact your Service Agent or, if you hold shares directly with the fund, call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432 between 8:00 a.m. and 5:30 p.m. (Eastern time) for more information. Please have the following information ready when you call:

• Name of fund being redeemed

• Class of shares being redeemed

• Account number

Legg Mason Investment Counsel Financial Services Fund	29

Redeeming shares cont’d

Automatic cash withdrawal plans

You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

• Your shares must not be represented by certificates

• Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually

• If your shares are subject to a contingent deferred sales charge, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year

• You must elect to have all dividends and distributions reinvested

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

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Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

•	Name of the fund

•	Your account number

•	In the case of a purchase (including a purchase as part of an exchange transaction), the class of shares being bought

•	In the case of an exchange or redemption, the class of shares being exchanged or redeemed (if you own more than one class)

•	Dollar amount or number of shares being bought, exchanged or redeemed

•	In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming shares”)

The fund generally will not permit non-resident aliens with non-U.S. addresses to establish accounts. U.S. citizens with APO/FPO addresses or addresses in the United States (including its territories) and resident aliens with U.S. addresses are permitted to establish accounts with the fund. Subject to the requirements of local law, U.S. citizens residing in foreign countries are permitted to establish accounts with the fund.

In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing exchange or redemption orders by telephone. In that case, shareholders should consider using the fund’s other exchange and redemption procedures described above under “Exchanging shares” and “Redeeming shares.”

The transfer agent, Funds Investor Services or Institutional Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

The fund has the right to:

•	Suspend the offering of shares

•	Waive or change minimum initial and additional investment amounts

•	Reject any purchase or exchange order

•	Change, revoke or suspend the exchange privilege

•	Suspend telephone transactions

•	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise permitted by the SEC

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

•	Are redeeming shares with a value over $50,000

•	Are sending signed share certificates or stock powers to the transfer agent

•	Instruct the transfer agent to mail the check to an address different from the one on your account registration

•	Changed your account registration or your address within 30 days

•	Want the check paid to someone other than the account owner(s)

•	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

Legg Mason Investment Counsel Financial Services Fund	31

Other things to know about transactions cont’d

Anti-money laundering

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the fund to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Small account balances/Mandatory redemptions

The fund reserves the right to ask you to bring your account up to a minimum investment amount as determined by your Service Agent if the aggregate value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services or consult the SAI.

Frequent trading of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the funds, increase fund transaction costs, and have a negative effect on the funds’ long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that a fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s investments. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to funds sold by LMIS (the funds’ distributor) and their long-term shareholders, the Board has approved policies and procedures that are intended to detect and discourage excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities in the fund or in other funds sold by LMIS. In the event that an exchange or purchase request is rejected, the shareholder may nonetheless redeem its shares. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares.

Under the funds’ policies and procedures, the funds reserve the right to restrict or reject purchases of shares (including exchanges) without prior notice whenever a pattern of excessive trading by a shareholder is detected in funds distributed by LMIS. A committee established by the manager administers the policy. The policy provides that the committee may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in LMIS distributed funds, if that shareholder has engaged in one or more “Round Trips” across all LMIS distributed funds. However, the committee has the discretion to determine that action is not necessary if it is determined that the pattern of trading is not abusive or harmful. In making

32	Legg Mason Investment Counsel Financial Services Fund

such a determination, the committee will consider, among other things, the nature of the shareholder’s account, the reason for the frequent trading, the amount of trading and the particular funds in which the trading has occurred. Additionally, the committee has the discretion to make inquiries or to take any action against a shareholder whose trading appears inconsistent with the frequent trading policy, regardless of the number of Round Trips. Examples of the types of actions the committee may take include heightened surveillance of a shareholder account, providing a written warning letter to an account holder, restricting the shareholder from purchasing additional shares in a fund altogether or imposing other restrictions (such as requiring purchase orders to be submitted by mail) that would deter the shareholder from trading frequently in the funds. The committee will generally follow a system of progressive deterrence, although it is not required to do so.

A “Round Trip” is defined as a purchase (including subscriptions and exchanges) into a fund followed by a sale (including redemptions and exchanges) of the same or a similar number of shares out of the fund within 30 days of such purchase. Purchases and sales of a fund’s shares pursuant to an automatic investment plan or similar program for periodic transactions are not considered in determining Round Trips. These policies and procedures do not apply to money market funds sold by LMIS.

The policies apply to any account, whether a direct account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of a fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts. LMIS has entered into agreements with intermediaries requiring the intermediaries to, among other things, help identify frequent trading activity and prohibit further purchases or exchanges by a shareholder identified as having engaged in frequent trading.

The funds have also adopted policies and procedures to prevent the selective release of information about the funds’ holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective, particularly where the trading takes place through certain types of omnibus accounts. Furthermore, a fund may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading.

Although the funds will attempt to monitor shareholder transactions for certain patterns of frequent trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated. Monitoring of shareholder transactions may only occur for shareholder transactions that exceed a certain transaction amount threshold, which may change from time to time. The funds reserve the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason.

Share certificates

The fund does not issue share certificates. If you currently hold share certificates of the fund, the certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent, under certain circumstances, may nonetheless be entitled to vote your shares.

Legg Mason Investment Counsel Financial Services Fund	33

Dividends, distributions and taxes

Dividends and distributions

The fund generally pays dividends and makes capital gain distributions, if any, typically once or twice a year. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. Unless otherwise directed, capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, Funds Investor Services or Institutional Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

If you own Class A or Class C shares and hold your shares directly with the fund, you may instruct Funds Investor Services to have your distributions and/or dividends invested in Class A or Class C shares, respectively, of another fund sold by the distributor, subject to the following conditions:

•	You have a minimum account balance of $10,000

•	The fund is available for sale in your state

To change your election to reinvest your dividends and distributions in shares of another fund, you must notify Funds Investor Services or Institutional Shareholder Services at least three days before the next distribution is to be paid.

Please contact your Service Agent, Funds Investor Services or Institutional Shareholder Services to discuss what options are available to you for receiving your dividends and distributions.

Taxes

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares in the fund through an IRA, 401(k) or other tax-advantaged account. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, unless your shares are held in a qualified retirement plan, IRA or other tax deferred arrangement, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. An exchange between classes of shares of the same fund normally is not taxable for federal income tax purposes. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income; for individuals potentially taxable at long-term capital gain rates

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, for taxable years beginning before 2011, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by the fund if the fund satisfies the holding period and other requirements as well. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than certain dividends from real estate investment trusts) and certain foreign corporations. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid

34	Legg Mason Investment Counsel Financial Services Fund

buying shares when the fund is about to declare a long-term capital gain distribution or a dividend because it will be taxable to you even though it may actually be a return of a portion of your investment.

Beginning in 2013, a withholding tax of 30% will apply to payments of distributions and redemption proceeds to fund shareholders that are non-U.S. entities unless such non-U.S. entity shareholders provide information to the IRS (in case of non-U.S. entity shareholders that are financial institutions or investment funds) or to the fund (in case of other non-U.S. entity shareholders) as to the identification (including name, address and taxpayer identification number) of direct and indirect U.S. owners of such non-U.S. entities.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the U.S. tax consequences to you of an investment in the fund.

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares.

The fund calculates its net asset value every day the NYSE is open. The fund generally values its securities and other assets and calculates its net asset value as of the close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at another time, the fund will calculate its net asset value as of the actual closing time. The NYSE is closed on certain holidays listed in the SAI.

In order to buy, redeem or exchange shares at a certain day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes on that day. If the NYSE closes early on that day, you must place your order prior to the actual closing time. It is the responsibility of the Service Agent to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the fund’s Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

Legg Mason Investment Counsel Financial Services Fund	35

Share price cont’d

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges may no longer represent the value of those securities at the time of closing of the NYSE. Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

•	For investments in ETFs, the market price is usually the closing sale or official closing price on that exchange.

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a matrix, formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive a greater or lesser number of shares, or higher or lower redemption proceeds, than they would have received if the fund had not fair-valued the security or had used a different methodology.

36	Legg Mason Investment Counsel Financial Services Fund

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class of the fund for the past five years. As a result of the March 2007 Reorganization, the fund is carrying forward the performance and accounting history of the LM Fund, as the LM Fund is the accounting survivor of the March 2007 Reorganization. Financial Intermediary Class and Primary Class shareholders of the LM Fund received Class A and Class C shares of the fund’s predecessor, respectively, in the March 2007 Reorganization. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a share of the fund, assuming reinvestment of all dividends and distributions. The information in the following tables for the year or period ended March 31, 2007 has been derived from the financial statements of the fund and the LM Fund. The financial statements for the years or periods ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007 have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The LM Fund’s financial statements containing information for the period ended March 31, 2006 in the following tables were audited by another independent registered public accounting firm. No financial highlights are provided for Class FI, R or R1 shares since no Class FI, R or R1 shares were outstanding as of the date of this Prospectus. The financial information shown below for periods prior to April 16, 2007 is that of the fund’s predecessor.

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2010[1]	2009[1]	2008[1]	2007[1,2,3]	2006[2,3]
Net asset value, beginning of year	$8.16	$11.44	$14.29	$15.66	$14.46
Income (loss) from operations:
Net investment income	0.06	0.04	0.10	0.11	0.11
Net realized and unrealized gain (loss)	2.84	(3.26)	(2.56)	0.82	2.46
Total income (loss) from operations	2.90	(3.22)	(2.46)	0.93	2.57
Less distributions from:
Net investment income	(0.04)	(0.06)	(0.08)	—	—
Net realized gains	—	—	(0.31)	(2.30)	(1.37)
Total distributions	(0.04)	(0.06)	(0.39)	(2.30)	(1.37)
Net asset value, end of year	$11.02	$8.16	$11.44	$14.29	$15.66
Total return[4]	35.60%	(28.20)%	(17.53)%	6.42%	18.16%
Net assets, end of year (000s)	$33,327	$24,387	$26,925	$32,704	$10,203
Ratios to average net assets:
Gross expenses	1.67%	1.69%	1.78%	1.62%	1.58%
Net expenses[5]	1.49 [6]	1.50 [6]	1.49 [6]	1.50 [6]	1.50
Net investment income	0.58	0.39	0.72	0.72	0.47
Portfolio turnover rate	24%	11%	10%	53%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 1.50%.

Legg Mason Investment Counsel Financial Services Fund	37

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class B Shares[1]	2010	2009	2008	2007[2]
Net asset value, beginning of year	$7.84	$11.01	$13.78	$13.66
Income (loss) from operations:
Net investment income (loss)	(0.02)	(0.03)	(0.01)	0.00	[3]
Net realized and unrealized gain (loss)	2.73	(3.14)	(2.45)	0.12
Total income (loss) from operations	2.71	(3.17)	(2.46)	0.12
Less distributions from:
Net investment income	—	—	(0.00) [3]	—
Net realized gains	—	—	(0.31)	—
Total distributions	—	—	(0.31)	—
Net asset value, end of year	$10.55	$7.84	$11.01	$13.78
Total return[4]	34.57%	(28.79)%	(18.13)%	0.88%
Net assets, end of year (000s)	$7,091	$6,987	$13,033	$24,102
Ratios to average net assets:
Gross expenses	2.75%	2.78%	2.74%	2.62%[5]
Net expenses[6,7]	2.24	2.24	2.25	2.25	[5]
Net investment income (loss)	(0.16)	(0.34)	(0.05)	0.86	[5]
Portfolio turnover rate	24%	11%	10%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 16, 2007 (inception date) to March 31, 2007.

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of contractual expense limitation, effective March 16, 2007 until August 1, 2010, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class B shares will not exceed 2.25%.

38	Legg Mason Investment Counsel Financial Services Fund

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class C Shares	2010[1]	2009[1]	2008[1]	2007[1,2,3]	2006[2,3]
Net asset value, beginning of year	$7.87	$11.04	$13.81	$15.43	$14.45
Income (loss) from operations:
Net investment income (loss)	(0.01)	(0.03)	0.01	(0.01)	(0.04)
Net realized and unrealized gain (loss)	2.74	(3.14)	(2.47)	0.82	2.46
Total income (loss) from operations	2.73	(3.17)	(2.46)	0.81	2.42
Less distributions from:
Net investment income	—	(0.00) [4]	(0.00) [4]	—	—
Net realized gains	—	—	(0.31)	(2.43)	(1.44)
Total distributions	—	(0.00)	(0.31)	(2.43)	(1.44)
Net asset value, end of year	$10.60	$7.87	$11.04	$13.81	$15.43
Total return[5]	34.69%	(28.70)%	(18.08)%	5.72%	17.22%
Net assets, end of year (000s)	$22,409	$20,242	$38,094	$66,714	$58,859
Ratios to average net assets:
Gross expenses	2.21%	2.18%	2.11%	2.39%	2.36%
Net expenses	2.18 [6,7]	2.18	2.11 [6]	2.25 [6]	2.25 [6]
Net investment income (loss)	(0.10)	(0.29)	0.07	(0.09)	(0.27)
Portfolio turnover rate	24%	11%	10%	53%	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Per share data has been adjusted to reflect shares issued in connection with the reorganization.

[3]	Represents a share of capital stock outstanding prior to April 16, 2007.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective July 29, 2009 until August 1, 2010 the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 2.25%.

Legg Mason Investment Counsel Financial Services Fund	39

Financial highlights cont’d

For a share of each class of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
Class I Shares[1]	2010	2009	2008[2]
Net asset value, beginning of year	$8.14	$11.44	$11.77
Income (loss) from operations:
Net investment income	0.03	0.05	0.01
Net realized and unrealized gain (loss)	2.89	(3.27)	(0.34)
Total income (loss) from operations	2.92	(3.22)	(0.33)
Less distributions from:
Net investment income	(0.05)	(0.08)	—
Total distributions	(0.05)	(0.08)	—
Net asset value, end of year	$11.01	$8.14	$11.44
Total return[3]	35.93%	(28.20)%	(2.80)%
Net assets, end of year (000s)	$188	$16	$18
Ratios to average net assets:
Gross expenses	1.32%	1.35%	1.96%[4]
Net expenses	1.10 [5,6]	1.35	1.96 [4]
Net investment income	0.33	0.55	3.69 [4]
Portfolio turnover rate	24%	11%	10%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 25, 2008 (inception date) to March 31, 2008.

[3]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective July 29, 2009 until August 1, 2010 the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 1.25%.

40	Legg Mason Investment Counsel Financial Services Fund

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone and through our websites;

•	Information about your transactions with us, our affiliates or others (such as your purchases, sales or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker/dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

[This page is not part of the Prospectus.]

Legg Mason Investment Counsel

Financial Services Fund

You may visit the fund’s website, http://www.leggmason.com/individualinvestors/prospectuses, for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact your Service Agent, Funds Investor Services or Institutional Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, or by writing to the fund at 55 Water Street, New York, New York 10041.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-6444)

FD01756ST 07/10

July 29, 2010

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON INVESTMENT COUNSEL FINANCIAL SERVICES FUND

Class A (SBFAX), Class B (SBFBX), Class C (SFSLX), Class FI,

Class R, Class R1 and Class I (LMRIX)

55 Water Street

New York, New York 10041

Funds Investor Services 1-800-822-5544

Institutional Shareholder Services 1-888-425-6432

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the “SAI”) is not a prospectus and is meant to be read in conjunction with the current Prospectus of Legg Mason Investment Counsel Financial Services Fund (the “fund”) dated July 29, 2010, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. Certain historical information for periods prior to April 16, 2007 contained in the SAI is that of the fund’s predecessor (the “LMP Fund”). Some of the financial information in this SAI is that of Legg Mason Financial Services Fund (the “LM Fund”), a series of Legg Mason Investors Trust, Inc., which was acquired by the LMP Fund in a reorganization on March 16, 2007 and which is the accounting and performance survivor of that reorganization. Prior to October 5, 2009, the fund was named “Legg Mason Partners Financial Services Fund.” Prior to June 15, 2010, the fund was named “Legg Mason Barrett Financial Services Fund.” The fund is a series of Legg Mason Partners Equity Trust (the “Trust”), a Maryland statutory trust.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. The annual report contains financial statements that are incorporated herein by reference. The fund’s Prospectus and copies of the annual and semi-annual reports may be obtained free of charge by contacting banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with the distributor to sell shares of the fund (each called a “Service Agent”), or by writing or calling the Trust at the address or telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting the fund’s website at http://www.leggmason.com/individualinvestors. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute offerings by the fund or by the distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end, non-diversified management investment company.

The fund’s Prospectus discusses the fund’s investment objective and policies. The following discussion supplements the description of the fund’s investment policies in its Prospectus.

Investment Objective and Principal Investment Strategies

The fund seeks long-term capital appreciation by investing primarily in common stocks.

Under normal circumstances, the fund invests at least 80% of its net assets in equity securities of issuers in the financial services industry. These companies may include, but are not limited to, regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card and mortgage providers), insurance and insurance brokerage firms, government sponsored agencies, such as the Government National Mortgage Association (“Ginnie Mae”) and financial conglomerates. The fund may invest its assets in securities of foreign financial services companies (limited to 25% of total assets, not including American Depositary Receipts (“ADRs”)). For purposes of the fund’s 80% investment policy, issuers in the financial services industry include companies that derive more than 50% of their revenues from providing products and services to the financial services industry, including software, hardware, publishing, news services, credit research and ratings services, Internet services and business services.

The fund’s 80% investment policy may be changed by the Board of Trustees (the “Board”) upon at least 60 days’ prior written notice to shareholders.

There is no guarantee that the fund will achieve its investment objective.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund, which all involve risks of varying degrees.

Equity Securities. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper, which consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. In selecting corporate debt securities for the fund, the subadviser reviews and monitors the creditworthiness of each issuer and issue. The subadviser also analyzes interest rate trends and specific developments that it believes may affect individual issuers.

The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations.

Debt securities rated BBB/Baa or better by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”), or Moody’s Investor Services, Inc. (“Moody’s”) and unrated securities considered by the fund’s subadviser to be of equivalent quality are considered investment grade. Debt securities rated below BBB/Baa, commonly known as “junk bonds,” which the fund may purchase from time to time, are deemed by the ratings companies to be speculative and may involve major risk of exposure to adverse conditions. The prices of lower-rated securities, especially junk bonds, often are more volatile than those of higher-rated securities, and the security may be difficult to sell. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. Securities rated below BBB/Baa may be less liquid than higher-rated securities, which means the fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price for purposes of valuing shares of the fund. Moody’s considers debt securities rated in the lowest investment grade category (Baa) to have speculative characteristics. A description of the rating assigned to corporate debt securities is included in Appendix B.

The market for lower-rated debt securities is generally thinner and less active than that for higher quality debt securities, which may limit the fund’s ability to sell such securities at fair value. Judgment plays a greater role in pricing such securities than is the case for securities having more active markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market.

In addition to ratings assigned to individual bond issues, the subadviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the subadviser to determine, to the extent possible, that the planned investment is sound.

If one rating agency has rated a security A or better and another agency has rated it below A, the subadviser may rely on the higher rating in determining to purchase or retain the security. Bonds rated A may be given a “+” or “-” by a rating agency. Bonds denominated A, A+ or A- are considered to be included in the rating A.

The fund may invest in foreign corporate debt securities denominated in U.S. dollars or foreign currencies. Foreign debt securities include Yankee dollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated securities issued by foreign corporations and traded on foreign markets).

The fund may invest in the debt securities of governmental or corporate issuers in any rating category of the recognized rating agencies, including issues that are in default, and may invest in unrated debt obligations. Most foreign debt obligations are not rated. Debt securities and securities convertible into common stock need not necessarily be of a certain grade as determined by rating agencies such as S&P or Moody’s; however, the subadviser does consider such ratings in determining whether the security is an appropriate investment for the fund.

The fund may invest in securities that are in lower rating categories or are unrated if the subadviser determines that the securities provide the opportunity of meeting the fund’s objective without presenting excessive risk. The subadviser will consider all factors it deems appropriate, including ratings, in making investment decisions for the fund and will attempt to minimize investment risks through investment analysis and monitoring of general economic conditions and trends. While the subadviser may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

Preferred Stock. The fund may purchase preferred stock as a substitute for debt securities of the same issuer when, in the opinion of the subadviser, the preferred stock is more attractively priced in light of the risks involved. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the market prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.

Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of nonconvertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in an issuer’s capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Warrants and Rights. Warrants and rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer’s common stock.

Warrants and rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in liquidation. The rights to purchase common stock or other securities conferred by a warrant or right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and rights may be considered more speculative than other types of equity investments. A warrant or right expires worthless if it is not exercised on or prior to its expiration date.

Small and Medium Capitalization Company Stocks. The subadviser for the fund believes that the comparative lack of attention by investment analysts and institutional investors to small and medium capitalization companies may result in opportunities to purchase the securities of such companies at attractive prices compared to historical or market price-earnings ratios, book value, return on equity or long-term prospects. Investments in securities of companies with small and medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small and medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.

It is anticipated that some of the portfolio securities of the fund may not be widely traded, and that the fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities at prevailing market prices in order to meet redemptions.

Non-Diversification Risk. The fund is non-diversified, which means that the fund may invest a greater proportion of its assets in the securities of a smaller number of issuers. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.

Financial Services. Other than the financial services industry, the fund will not invest more than 25% of its total assets in a particular industry. Because of its concentration policy, the fund may be especially subject to risks affecting the financial services industry.

Companies in the financial services industry include regional and money center banks, securities brokerage firms, asset management companies, savings banks and thrift institutions, specialty finance companies (e.g., credit card, mortgage providers), insurance and insurance brokerage firms, government sponsored agencies (e.g., Ginnie Mae), financial conglomerates and foreign banking and financial services companies.

The financial markets have recently experienced very difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in the availability of corporate credit and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. As conditions have slowly improved throughout 2009 and into 2010, the credit markets have also improved. However, the financial services industry continues to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and, therefore, the fund. As the U.S. economy emerges from a recession, any setback could result in further stress in the industry. The decline in asset values may persist in the near term and could adversely affect the financial condition and results of operations of the fund, which would impact the ability of the subadviser to achieve the fund’s investment objective. The prospects of many financial services companies are questionable and continue to evolve as financial services companies are consolidated or restructured, and continue to revise their outlooks and write down assets that they hold.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted. The valuation of financial services companies has been and may continue to be subject to unprecedented volatility. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers.

The profitability of banks, savings and loan associations and finance companies is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect.

Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business.

In addition, insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Mortgage-Related Securities. Mortgage-related securities provide capital for mortgage loans made to residential homeowners and include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the fund) by various governmental, government-related and private organizations, such as dealers. The market value of mortgage-related securities will fluctuate as a result of changes in interest rates and mortgage rates.

Interests in pools of mortgage loans generally provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by Ginnie Mae are described as “modified pass-through” because they entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, such as dealers, create pass-through pools of conventional residential mortgage loans. Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments with respect to such pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. The fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the persons creating the pools, the subadviser determines that the securities are an appropriate investment for the fund.

Another type of security representing an interest in a pool of mortgage loans is known as a collateralized mortgage obligation (“CMO”). CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. A CMO permits an investor to more accurately predict the rate of principal repayments. CMOs are issued by private issuers, such as broker/dealers, and by Fannie Mae and Freddie Mac. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities. In addition, in the event of a bankruptcy or other default of a broker who issued the CMO held by the fund, the fund could experience both delays in liquidating its position and losses. The fund may invest in CMOs in any rating category of the recognized rating services and may invest in unrated CMOs. The fund may also invest in “stripped” CMOs, which represent only the income portion or the principal portion of the CMO. The values of stripped CMOs are very sensitive to interest rate changes; accordingly, these instruments present a greater risk of loss than conventional mortgage-backed securities.

The subadviser expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be second mortgages or alternative mortgage instruments (e.g., mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages). As new types of mortgage-related securities are developed and offered to investors, the subadviser will, consistent with the fund’s investment objective and policies, consider making investments in such new types of securities. The Prospectus will be amended with any necessary additional disclosure prior to the fund’s investing in such securities.

The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the fund may experience a loss (if the price at which the security was acquired by the fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment) or a gain (if the price at which the security was acquired by the fund was at a discount from par). In addition, prepayments of such securities held by the fund will reduce the share price of the fund to the extent the market value of the securities at the time of prepayment exceeds their par value, and will increase the share price of the fund to the extent the par value of the securities exceeds their market value at the time of prepayment. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

The fund may invest no more than 5% of its net assets in mortgage-related securities.

U.S. Government Obligations and Related Securities. U.S. government obligations include a variety of securities that are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities and securities issued by Ginnie Mae and the Small Business Administration are backed by the “full faith and credit” of the U.S. government. Other U.S. government obligations may or may not be backed by the “full faith and credit” of the U.S. government. In the case of securities not backed by the “full faith and credit” of the U.S. government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation (such as the Federal Farm Credit System, the Federal Home Loan Banks, Fannie Mae and Freddie Mac) for ultimate repayment and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

In September 2008, Fannie Mae and Freddie Mac were placed into conservatorship by their regulator, the Federal Housing Finance Agency. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Participation interests in U.S. government obligations are pro rata interests in such obligations which are generally underwritten by government securities dealers. Certificates of safekeeping for U.S. government obligations are documentary receipts for such obligations. Both participation interests and certificates of safekeeping are traded on exchanges and in the over-the-counter market.

The fund may invest in U.S. government obligations and related participation interests. In addition, the fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. government obligations. Such obligations are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including Treasury Receipts, Treasury Investors Growth Receipts (“TIGRs”) and Certificates of Accrual on Treasury Securities (“CATS”).

U.S. government obligations also include stripped securities, which are created by separating bonds issued or guaranteed by the U.S. Treasury into their principal and interest components and selling each piece separately (commonly referred to as IOs and POs). Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility. The fund will consider all interest-only or principal-only fixed income securities as illiquid.

Floating and Variable Rate Obligations. Fixed income securities may be offered in the form of floating and variable rate obligations. The fund may invest no more than 5% of its net assets in floating and variable rate obligations, respectively. Floating rate obligations have an interest rate that is fixed to a specified interest rate, such as the bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate that is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations’ market values.

The fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary to repurchase an obligation on demand could affect the liquidity of the fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.

When-Issued Securities, Delayed-Delivery and Forward Commitment Transactions. The fund may purchase securities on a “when-issued” basis for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. The fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment objective. These transactions occur when securities are purchased or sold by the fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

When the fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, the fund’s custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked to market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Foreign Investments. The fund may invest in securities of foreign issuers (limited to 25% of total assets, not including ADRs). The returns of the fund may be adversely affected by fluctuations in value of one or more currencies relative to the U.S. dollar. Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include risks resulting from revaluation of currencies; future adverse political and economic developments; possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; possible expropriation, nationalization or confiscatory taxation; possible withholding taxes and limitations on the use or removal of funds or other assets, including the withholding of dividends; adverse changes in investment or exchange control regulations; political instability, which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility and be less liquid. Foreign securities held by the fund may not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the “SEC”). Accordingly, there may be less publicly available information about the securities and about the foreign company issuing them than is available about a U.S. company and its securities. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and many, if not all, of the foregoing considerations apply to such investments as well. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.”

The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. Delays in settlement could result in temporary periods when assets of the fund are uninvested and no return can be earned on them. The inability of the fund to make intended investments due to settlement problems could cause the fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result in losses to the fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in liability to the purchaser.

Since the fund may invest in securities denominated in currencies other than the U.S. dollar, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates may influence the value of the fund’s shares and may also affect the value of dividends and interest earned by the fund and gains and losses realized by the fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.

Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the domestic market. Usually issued by a U.S. bank or trust company, ADRs are receipts that demonstrate ownership of underlying foreign securities. For purposes of the fund’s investment policies and limitations, ADRs are considered to have the same characteristics as the securities underlying them. ADRs may be sponsored or unsponsored; issuers of securities underlying unsponsored ADRs are not contractually obligated to disclose material information in the United States. Accordingly, there may be less information available about such issuers than there is with respect to domestic companies and issuers of securities underlying sponsored ADRs. The fund may also invest in European Depositary Receipts (“EDRs”) and other similar instruments, which are receipts that are often denominated in U.S. dollars and are issued by either a U.S. or non-U.S. bank evidencing ownership of underlying foreign securities. Even where they are denominated in U.S. dollars, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. EDRs are issued in bearer form and are designed for use in European securities markets.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels and, if available, upon the willingness of those channels to allocate those U.S. dollars to the fund. The fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for in U.S. dollars.

Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.

The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the fund could lose its entire investment in any such country.

Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the fund to make intended securities purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(a) of the 1940 Act. During the period commencing from the fund’s identification of such conditions until the date of SEC action, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board.

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Money Market Instruments. The fund may invest, for temporary defensive purposes, in short-term corporate and government money market instruments. Money market instruments in which the fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

CDs are short-term, negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending upon the principal amount of CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly-owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the manager will carefully evaluate such investments on a case-by-case basis.

Savings and loan associations whose CDs may be purchased by the fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

Investment in Other Investment Companies. The fund may invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. Investments in other investment companies are subject to the risks of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in shares of mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds (“ETFs”). Typically an ETF seeks to track the performance of an index, such as the S&P 500 Index, the NASDAQ-100, the Barclays Capital Treasury Bond Index or more narrow sector or foreign indexes, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the fund exposure to the securities comprising the index on which the ETF is based.

Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than net asset value (“NAV”). Shares can trade at either a premium or discount to NAV. However, the portfolios held by index-based ETFs are publicly disclosed on each trading day, and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of index-based ETFs tend to closely track the actual

NAV of the underlying portfolios and the fund will generally gain or lose value depending on the performance of the index. However, gains or losses on the fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. In the future, as new products become available, the fund may invest in ETFs that are actively managed. Actively-managed ETFs will likely not have the transparency of index-based ETFs and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs.

The fund may invest in closed-end funds that hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Investments by Funds of Funds. Certain investment companies, including those that are affiliated with the fund because they are managed by an affiliate of the manager, may invest in the fund as part of an asset allocation strategy. These investment companies are referred to as “funds of funds” because they invest primarily in other investment companies.

From time to time, the fund may experience relatively large redemptions or investments due to rebalancings of the assets of a fund of funds invested in the fund. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. If this were to occur, the effects of the rebalancing trades could adversely affect the fund’s performance. Redemptions of fund shares due to rebalancings could also accelerate the realization of taxable capital gains in the fund and might increase brokerage and/or other transaction costs.

The fund’s subadviser may be subject to potential conflicts of interest in connection with investments by affiliated funds of funds. For example, the subadviser may have an incentive to permit an affiliated fund of funds to become a more significant shareholder (with the potential to cause greater disruption to the funds) than would be permitted for an unaffiliated investor. The subadviser has committed to the Board that it will resolve any potential conflict in the best interests of the shareholders of the fund in accordance with its fiduciary duty to the fund. As necessary, the subadviser will take such actions as it deems appropriate to minimize potential adverse impacts, including redemption of shares in-kind, rather than in cash. Similar issues may result from investment in the fund by Section 529 plans.

Repurchase Agreements. The fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The manager, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”), may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the manager the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the manager, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Defensive Investing. The fund’s 80% investment policy will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the Prospectus. The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. If the fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Derivatives.

General. The fund may invest in certain derivative instruments (also called “Financial Instruments”), discussed below, to attempt to hedge its investments, among other things, as described in the Prospectus. The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the fund’s ability to use Financial Instruments may be limited by tax considerations. In addition to the instruments, strategies and risks described below, the subadviser expects that additional opportunities in connection with Financial Instruments and other similar or related techniques may become available. These new opportunities may become available as the subadviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The subadviser may utilize these opportunities to the extent that they are consistent with the fund’s investment objective and are permitted by its investment limitations and applicable regulatory authorities. The fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed.

Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. Any new regulations could adversely affect the value, availability and performance of derivative instruments, may make them more costly, and may limit or restrict their use by the fund.

Each Financial Instrument purchased for the fund is reviewed and analyzed by the subadviser to assess the risk and reward of each such instrument in relation to the fund’s investment strategy. The decision to invest in Financial Instruments or conventional securities is made by measuring the respective instrument’s ability to provide value to the fund.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the fund’s portfolio. In a short hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. In a long hedge, the fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the fund does not own a corresponding security and, therefore, the transaction does not relate to a security the fund owns. Rather, it relates to a security that the fund intends to acquire. If the fund does not complete the hedge by purchasing the security as anticipated, the effect on the fund’s portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities may be used to attempt to hedge against price movements in one or more particular securities positions that the fund owns or intends to acquire. Financial Instruments on indexes, in contrast, may be used to attempt to hedge against price movements in market sectors in which the fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

(1)	Successful use of most Financial Instruments depends upon the subadviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to enhance returns or manage risk.

(2)

When Financial Instruments are used for hedging purposes, the historical correlation between price movements of a Financial Instrument and price movements of the investments being hedged might change so as to make the hedge less effective or unsuccessful. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a change in correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indexes will depend on the degree to which correlation between price movements in the index and price movements in the securities being hedged can be accurately predicted.

Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the fund’s current or anticipated investments exactly. The fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves the risk that the options or futures position will not track the performance of the fund’s other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the fund’s investments well. Options and futures prices are affected by factors that may not affect security prices the same way, such as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures are traded as compared to securities or from the imposition of daily price fluctuation limits or trading halts. The fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the fund’s options or futures positions have a low correlation with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3)	If successful, the hedging strategies discussed above can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the fund entered into a short hedge because its subadviser projected a decline in the price of a security in the fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not attempted to hedge at all.

(4)	The fund might be required to maintain segregated assets as “cover” or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

(5)	The fund may be subject to the risk that the other party to a Financial Instrument (the “counterparty”) will not be able to honor its financial obligation to the fund.

(6)	Many Financial Instruments are traded in institutional markets rather than on an exchange. Nevertheless, many Financial Instruments are actively traded and can be priced with as much accuracy as conventional securities. Financial Instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the fund are not readily marketable and are subject to the fund’s restrictions on illiquid investments.

The fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the fund.

Options, Futures and Currency Strategies. The fund may, but is not required to, use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., hedge against the economic impact of adverse changes in the market value of its securities because of changes in stock market prices, currency exchange rates or interest rates, to settle transactions quoted in foreign currencies, as a substitute for buying or selling securities or as a cash flow management technique. There can be no assurance that such efforts will succeed.

To attempt to hedge against adverse movements in exchange rates between currencies, the fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the subadviser anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the fund may enter into a forward currency contract to sell the currency the subadviser expects to decline in an amount approximating the value of some or all of the fund’s securities denominated in that currency. When the subadviser believes that one currency may decline against a currency in which some or all of the portfolio securities held by the fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, the fund may, in the alternative, enter into a forward currency contract to sell a different currency for a fixed amount of the currency expected to decline where the subadviser believes that the value of the currency to be sold pursuant to the forward currency contract will fall whenever there is a decline in the value of the currency in which portfolio securities of the fund are denominated (“cross hedging”). The fund’s custodian places cash or other liquid assets in a separate account of the fund having a value equal to the aggregate amount of the fund’s commitments under forward currency contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities are placed in the account on a daily basis so that the value of the account will equal the amount of the fund’s commitments with respect to such contracts.

For hedging purposes, the fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in its portfolio. The fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates and on stock index futures and options thereon to hedge against fluctuations in the value of securities.

The fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account by the fund’s custodian) upon conversion or exchange of other securities or currencies held in its portfolio. A written call option is also covered if the fund holds on a share-for-share basis a purchased call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash or other liquid assets.

The use of forward currency contracts, options and futures involves certain investment risks and transaction costs to which the fund might not otherwise be subject. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual securities, fluctuations in the general equity and fixed-income markets and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; the lack of assurance that a liquid market will exist for any particular option, futures contract or options thereon at any particular time; and the possible need to defer or accelerate closing out certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”).

Over-the-counter options in which the fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Futures Contracts and Options on Futures Contracts. The fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade.

The purpose of entering into a futures contract is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 2% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

The CFTC has eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that the fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the fund’s custodian or a designated sub-custodian or “covered” in a manner similar to that for covered options on securities and designed to eliminate any potential leveraging.

Options on Securities. The fund may engage in the writing of covered call options. The fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

The fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the subadviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market. The fund may purchase put options issued by the OCC or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

Although the fund generally will purchase or write only those options for which the subadviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager or subadviser and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by the fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the subadviser will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

Stock Index Options. The fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (“NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Swaps. As one way of managing its exposure to different types of investments, the fund may enter into interest rate swaps and currency swaps. In a typical interest rate swap, the fund and a counterparty exchange their right to receive or their obligation to pay interest on a security. For example, one party may agree to make regular payments equal to a floating interest rate times a “notional principal amount,” in return for payments equal to a fixed rate times the same notional amount, for a specified period of time. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. If a swap agreement provides for payment in different currencies, the parties might agree to exchange the notional principal amount as well.

Swap agreements will tend to shift the fund’s investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the fund’s investments and its share price and yield.

Swap agreements are sophisticated risk management instruments that typically require a small cash investment relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the fund’s performance. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the fund under a swap agreement will be greater than the payments it received. Swap agreements are subject to credit risks related to the counterparty’s ability to perform, and may decline in value if the counterparty’s creditworthiness deteriorates. The creditworthiness of firms with which the fund enters into swaps will be monitored by the subadviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the fund will have contractual remedies pursuant to the agreements related to the transaction. The fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions. The fund will maintain in a segregated account cash or liquid assets equal to the net amount, if any, of the excess of the fund’s obligations over its entitlements with respect to a swap transaction.

Recent Market Events. The fixed income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage-backed securities, asset-backed securities and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have been experiencing liquidity issues, increased price volatility, credit downgrades and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline. These events and the continuing market upheavals may have an adverse effect on the fund.

Mortgage-Backed Securities and Asset-Backed Securities. As the fund may invest in mortgage-backed securities (“MBS”), including those that are issued by private issuers, it may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or “SPVs”) and other entities that acquire and package mortgage loans for resale as MBS. Unlike MBS issued or guaranteed by the U.S. government or one of its sponsored entities, MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceed that required to make payment of the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

If the fund purchases subordinated MBS, the subordinated MBS may serve as a credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the fund’s securities. Therefore, if there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss.

Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in the fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Since the fund may also purchase asset-backed securities (“ABS”), it may be subject to many of the same characteristics and risks as the MBS described above, except that ABS may be backed by non-real-estate loans, leases or receivables such as auto, credit card or home equity loans.

Commercial Paper. The fund may purchase commercial paper, including asset-backed commercial paper (“ABCP”) that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a debt security with an original term to maturity of up to 270 days, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP, which may be included in revolving pools of assets with large numbers of obligors, include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to the fund in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers. However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and the fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP commercial paper deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A fund purchasing these subordinated notes will, therefore, have a higher likelihood of loss than investors in the senior notes.

The fund may also invest in other types of fixed income securities that are subordinated or “junior” to more senior securities of the issuer, or which represent interests in pools of such subordinated or junior securities. Such securities may include preferred stock. Under the terms of subordinated securities, payments that would otherwise be made to their holders may be required to be made to the holders of more senior securities, and/or the subordinated or junior securities may have junior liens, if they have any rights at all, in any collateral

(meaning proceeds of the collateral are required to be paid first to the holders of more senior securities). As a result, subordinated or junior securities will be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The fund’s compliance with its investment restrictions and limitations is usually determined at the time of investment. If the credit rating on a security is downgraded or the credit quality deteriorates after purchase by the fund, or if the maturity of a security is extended after purchase by the fund, the subadviser will decide whether the security should be held or sold. Certain mortgage- or asset-backed securities may provide, upon the occurrence of certain triggering events or defaults, for the investors to become the holders of the underlying assets. In that case the fund may become the holder of securities that it could not otherwise purchase, based on its investment strategies or its investment restrictions and limitations, at a time when such securities may be difficult to dispose of because of adverse market conditions.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of the restriction.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The fund will not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently, the fund has no intention of borrowing money for leverage. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations.

Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

1.	The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2.	The fund may not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

Diversification

The fund is currently classified as a non-diversified fund under the 1940 Act, which means the fund is not limited by the 1940 Act in the proportion of its assets it may invest in the securities of a single issuer. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund because the fund may be subject to greater volatility with respect to its portfolio securities than funds that are more broadly diversified. The fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which will relieve the fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. To qualify as a RIC, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager or subadviser deem it advisable to purchase or sell securities.

For the fiscal years ended March 31, 2009 and 2010, the fund’s portfolio turnover rates were 11% and 24%, respectively.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Independent Trustees#:
Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	52	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	52	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	52	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)	52	None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and since 2000	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)	52	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	52	None

Ken Miller Born 1942	Trustee	Since 1983	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)	52	None

John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	52	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)	52	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired	52	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Interested Trustee and Officer:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason or its affiliates; President and CEO, Smith Barney Fund Management LLC (“SBFM”) and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (“CGMI”) (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)	134	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (2002 to 2006)

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his respective successor has been duly elected and qualified or until his earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
†	Mr. Gerken is an “interested person” of the fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years
Additional Officers:

Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue New York, NY 10018	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason & Co. (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co., LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

John Chiota Born 1968 Legg Mason 100 First Stamford Place Stamford, CT 06902	Chief Anti- Money Laundering Compliance Officer and	Since 2006	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. or its predecessor (since 2004); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
	Identity Theft Prevention Officer	Since 2008

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Vice President of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2003)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. and its predecessors (since 2006); formerly, Managing Director and Deputy General Counsel for CAM (1992 to 2005)

Kaprel Ozsolak Born 1965 Legg Mason 55 Water Street New York, NY 10041	Chief Financial Officer	Since 2004	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Vice President at CAM (1996 to 2005); formerly, Chief Financial Officer and Treasurer of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2004 to 2005); formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2002 to 2004)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past Five Years

Albert Laskaj Born 1977 Legg Mason 55 Water Street New York, NY 10041	Treasurer	Since 2010	Treasurer of certain mutual funds associated with Legg Mason & Co. (since 2010); Vice President of Legg Mason & Co. (since 2008); formerly, Controller of certain mutual funds associated with Legg Mason & Co. (2007 to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason & Co. (2003 to 2005)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue New York, NY 10018	Senior Vice President	Since 2007	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005); formerly, Director of Global Fund Administration, CAM (1996 to 2005)

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office.

Each Trustee previously served as a trustee or director of certain predecessor funds in the fund complex, and each Trustee was thus initially selected by the board of the applicable predecessor funds. In connection with a restructuring of the fund complex completed in 2007, the Board was established to oversee mutual funds in the fund complex that invest primarily in equity securities, including the fund, with a view to ensuring continuity of representation by board members of predecessor funds on the Board and in order to establish a Board with experience in and focused on overseeing equity mutual funds, which experience would be further developed and enhanced over time.

In connection with the restructuring, the Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of predecessor funds; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies; as to each Trustee other than Mr. Gerken, the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act; and, as to Mr. Gerken, the Trustee’s status as a representative of Legg Mason. Independent Trustees constitute more than 75% of the Board. Mr. Gerken serves as Chairman of the Board and is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, subadviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee has served as a board member of the fund and other funds (or predecessor funds) in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Maryatt has substantial experience in business focusing on real estate development. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other mutual funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the president of a private corporation and as director of a bank. Mr. Viscione has substantial experience as an academic and senior executive of a major university. Mr. Gerken has been the Chairman and Chief Executive Officer of the Trust and other funds in the fund complex since 2002 and has substantial experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of four Independent Trustees. The Performance Committee is composed of three Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of four Independent Trustees. The Lead Independent Trustee (the “Lead Trustee”) serves as the Chair of the Governance Committee. Where deemed appropriate, the Board may constitute ad hoc committees.

The Lead Trustee and the chairs of the Audit and Performance Committees work with the Chairman of the Board to set the agendas for Board and committee meetings. The Lead Trustee also serves as a key point person for interaction between management and the Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure is appropriate, given Legg Mason’s sponsorship of the fund and that investors have selected Legg Mason to provide overall management to the fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting. The Audit Committee also assists the Board in fulfilling its responsibility for the review and negotiation of the fund’s investment management and subadvisory arrangements.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager and subadviser as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement and subadvisory agreement, and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager and subadviser and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the funds and their service providers. The Board has emphasized to the fund’s manager and subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the fund’s subadviser, the affiliates of the manager and the subadviser, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met 6 times during the fiscal year ended March 31, 2010. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee met 4, 1, 4, 4, and 1 time(s), respectively, during the fiscal year ended March 31, 2010.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2009.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	None	Over 100,000
Andrew L. Breech	None	Over 100,000
Dwight B. Crane	None	Over 100,000
Frank G. Hubbard	10,001-50,000	Over 100,000
Howard J. Johnson	None	Over 100,000
David E. Maryatt	None	None(1)
Jerome H. Miller	None	Over 100,000
Ken Miller	None	Over 100,000
John J. Murphy	None	Over 100,000
Thomas F. Schlafly	None	Over 100,000
Jerry A. Viscione	None	Over 100,000

Interested Trustee
R. Jay Gerken	None	Over 100,000

(1)	As of December 31, 2009, Mr. Maryatt had between $10,001 - $50,000 invested in the Legg Mason funds not overseen by him as a Trustee.

As of December 31, 2009, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributor of the fund.

The Independent Trustees receive a fee for each meeting of the Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustees’ fees based upon asset size. The fund currently pays each of the Independent Trustees its pro rata share of: an annual fee of $120,000 plus $20,000 for each regularly scheduled Board meeting attended in person, and $1,000 for each telephonic Board meeting in which that Trustee participates. The Lead Trustee receives an additional $25,000 per year, the Chair of the Audit Committee receives an additional $15,000 per year and the Chairs of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $12,500 per year. Other members of the Contract Committee, the Performance Committee, and the Compensation and Nominating Committee receive an additional $10,000 per year.

Officers of the Trust receive no compensation from the fund, although they may be reimbursed by the fund for reasonable out-of-pocket travel expenses for attending Board meetings.

Information regarding compensation paid to the Trustees is shown below:

Name of Trustee	Aggregate Compensation from the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(4) ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
Paul R. Ades	451	None	193,000	52
Andrew L. Breech	457	None	195,000	52
Dwight B. Crane	509	None	218,000	52
Robert M. Frayn, Jr.(5)	335	None	193,000	52
Frank G. Hubbard	451	None	193,000	52
Howard J. Johnson	446	None	190,500	52
David E. Maryatt	451	None	193,000	52
Jerome H. Miller	457	None	194,500	52
Ken Miller	451	None	192,000	52
John J. Murphy	479	None	205,500	52
Thomas F. Schlafly	451	None	193,000	52
Jerry A. Viscione	451	None	193,000	52

Interested Trustee
R. Jay Gerken(1)	None	None	None	134

(1)	Mr. Gerken was not compensated for his services as a Trustee because of his affiliation with the manager.
(2)	Information is for the fiscal year ended March 31, 2010.
(3)	Information is for the calendar year ended December 31, 2009.
(4)	Pursuant to prior retirement plans the fund made payments of $441 to former Trustees for the fiscal year ended March 31, 2010.
(5)	Mr. Frayn retired from the Board effective December 31, 2009.

As of July 8, 2010, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of the fund.

As of July 8, 2010, to the knowledge of the fund, the following shareholders or “groups” (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) (the “1934 Act”) owned beneficially or of record 5% or more of the outstanding shares of the following classes of the fund:

Name and Address	Class	Percent of Ownership
FBO LPL Customers Attn Mutual Funds OPS PO Box 509046 San Diego CA 92150-9046	A	9.10%

American Enterprise Investment SVC PO Box 9446 Minneapolis MN 55440-9446	A	8.41%

Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	A	15.46%

Name and Address	Class	Percent of Ownership
Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0001	A	11.11%

PFPC Brokerage Services Main Office FBO Primerica Financial Services 760 Moore Road King of Prussia PA 19406-1212	A	30.11%

Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	B	25.23%

PFPC Brokerage Services Main Office FBO Primerica Financial Services 760 Moore Road King of Prussia PA 19406-1212	B	55.77%

Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	C	72.60%

MLPF&S for the Sole Benefit of its Customers Attn: Fund Administration 4800 Deer Lake Drive East 3rd Floor Jacksonville FL 32246-6484	I	44.54%

Citigroup Global Markets House Account 700 Red Brook Blvd Owings Mills MD 21117-5184	I	55.11%

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund, pursuant to an investment management agreement (the “Management Agreement”). LMPFA provides administrative and certain oversight services to the fund and manages the cash and short-term instruments of the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. As of June 30, 2010, LMPFA’s total assets under management were approximately $188.5 billion. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of June 30, 2010, Legg Mason’s asset management operations had aggregate assets under management of approximately $645 billion.

The manager has agreed, under the Management Agreement, subject to the supervision of the fund’s Board, to provide the fund with investment research, advice, management and supervision; furnish a continuous investment program for the fund’s portfolio of securities and other investments consistent with the fund’s investment objective, policies and restrictions; and place orders pursuant to its investment determinations. The manager is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval. The manager has entered into a subadvisory agreement, as described below.

The manager performs administrative and management services as reasonably requested by the fund necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the fund’s existence; and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

The Management Agreement will continue in effect for its initial term and thereafter from year to year, provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement is not assignable by the Trust except with the consent of the manager. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an annual investment management fee of 0.80% (based on a percentage of the fund’s average daily net assets) that is calculated daily and payable monthly.

For the fiscal years ended March 31, 2010, 2009 and 2008, the fund paid management fees to LMPFA as follows:

For the fiscal year ended March 31	Gross Management Fees ($)	Management Fees Waived/Expense Reimbursements ($)	Net Management Fees (After Waivers/ Expense Reimbursements) ($)
2010	480,607	94,942	385,665
2009	528,944	106,509	422,435
2008	829,181	185,009	644,172

Subadviser

Legg Mason Investment Counsel (“LMIC” or the “subadviser”) serves as the fund’s subadviser pursuant to a sub-advisory agreement between the manager and LMIC (the “Subadvisory Agreement”). Prior to June 15, 2010, Barrett Associates, Inc. (“Barrett”) served as the fund’s subadviser. LMIC provides the day-to-day portfolio management of the fund, except for the management of cash and short-term instruments. As of June 30, 2010, LMIC total assets under management were $6.2 billion.

Under the Subadvisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will, except for the management of cash and short-term instruments that is performed by LMPFA, manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Subadvisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Subadvisory Agreement upon their mutual written consent. The Subadvisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act) by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its subadvisory services, the manager pays the subadviser a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. For the fiscal years ended March 31, 2010, 2009 and 2008, the manager paid Barrett, the former subadviser, subadvisory fees of $269,966, $295,705 and $450,914, respectively. After June 15, 2010, LMIC serves as the subadviser of the fund.

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio manager for the fund. Unless noted otherwise, all information is provided as of March 31, 2010.

Other Accounts Managed by the Portfolio Manager

The table below identifies the portfolio manager, the number of accounts (other than the fund) for which she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Amy LaGuardia	One other registered investment company with $71.7 million in total assets under management (which does not charge a performance fee)	No other pooled investment vehicles	240 other accounts with $269 million in total assets under management (none of which charge a performance fee)

Portfolio Manager Compensation

As compensation for the portfolio management function, the portfolio manager is paid a competitive base salary, generous employee benefits and is eligible to receive a discretionary bonus. The base salary is determined using a variety of factors, including: (i) years of experience; (ii) the overall size of the assets under management; (iii) type of accounts managed; (iv) contribution to portfolio performance; (v) contribution to firm management; (vi) contribution to the research and investment process; (vii) client service; and (viii) compliance with regulatory and prospectus requirements. The discretionary bonus is based in part on the overall contribution to LMIC’s business, and on the portfolio manager’s ability to gain new client business and retain existing business.

A formula-based scheme directly linking compensation to investment performance as measured against a benchmark is not currently in place nor is one planned. Although some portion of portfolio manager compensation is broadly based on performance, portfolio “performance” is defined generally as the ability to provide long-term capital appreciation by investing primarily in common stocks. Compensation relating to management of the Legg Mason mutual funds and compensation relating to the management of other accounts are based on the same factors and no one type of account figures more heavily in the calculation of compensation.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio manager.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that each employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of the portfolio manager by assigning the portfolio manager to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. A portfolio manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the manager and/or subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to the subadviser) and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of the fund’s securities by the portfolio manager as of March 31, 2010.

Portfolio Manager	Dollar Range of Ownership of Securities in the Fund ($)
Amy LaGuardia	100,001-500,000

Expenses

In addition to amounts payable under the Management Agreement and the 12b-1 Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuance and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, forgo fees and/or reimburse operating expenses for one or more classes of shares. Any such forgone and/or reimbursed fees are described in the fund’s Prospectus. The expense caps and forgone and/or reimbursed fees do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund or class (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense cap, the manager will, as necessary, forgo management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts previously forgone or reimbursed by the manager to the fund during the same fiscal year if the fund’s total annual operating expenses have fallen to a level below the expense cap shown in the fund’s Prospectus. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding the expense cap.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the fund’s sole and exclusive distributor pursuant to a written agreement dated December 1, 2005 (the “distribution agreement”). Prior to December 1, 2007, LMIS, Citigroup Global Markets Inc. (“CGMI”), located at 388 Greenwich Street, New York, New York 10013, and PFS Investments Inc. (“PFS”), located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099, served as co-distributors of the fund.

LMIS may be deemed to be an underwriter for purposes of the 1933 Act. The distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. The distributor is not obligated to sell any stated number of shares.

The distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Independent Trustees who are not parties to such agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

Initial Sales Charge

The aggregate dollar amounts of initial sales charges on Class A shares received by the distributors were as follows:

Class A Shares

For the fiscal year ended March 31	CGMI ($)	LMIS ($)	PFS ($)
2010	N/A	7,162	N/A
2009	N/A	13,656	N/A
2008	9,184	0	70,475

Contingent Deferred Sales Charges

The aggregate dollar amount of contingent deferred sales charges on Class A, Class B and Class C shares received by the distributors were as follows:

Class A Shares

For the fiscal year ended March 31	CGMI ($)	LMIS ($)	PFS ($)
2010	N/A	0	N/A
2009	N/A	0	N/A
2008	0	0	28

Class B Shares

For the fiscal year ended March 31	CGMI ($)	LMIS ($)	PFS ($)
2010	N/A	7,947	N/A
2009	N/A	2,980	N/A
2008	0	3,121	13,560

Class C Shares

For the fiscal year ended March 31	CGMI ($)	LMIS ($)
2010	N/A	2,270
2009	N/A	3,651
2008	10	1,550

Shareholder Services and Distribution Plan

The Trust, on behalf of the fund, has adopted an amended shareholder services and distribution plan (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to its Class A, Class B, Class C, Class FI, Class R and Class R1 shares. Under the 12b-1 Plan, the fund pays distribution fees to LMIS for the services it provides and expenses it bears with respect to the distribution of Class B, Class C and Class R shares and service fees for Class A, Class B, Class C, Class FI, Class R and Class R1 shares. The distributor will provide the Board with periodic reports of amounts expended under the 12b-1 Plan and the purposes for which such expenditures were made. The fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B, Class C, Class FI, Class R and Class R1 shares. In addition, the fund pays distribution fees with respect to the Class B, Class C and Class R1 shares at the annual rate of 0.75% of the fund’s average daily net assets attributable to each such class and with respect to the Class R shares at the annual rate of 0.25% of the fund’s average daily net assets attributable to such class.

Fees under the 12b-1 Plan may be used to make payments to the distributor for distribution services, Service Agents and other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund may also make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits the fund to pay fees to the distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to the distributor and others until the 12b-1 Plan or distribution agreement is terminated or not renewed. In that event, the distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the 12b-1 Plan for the fund, the Trustees will review the 12b-1 Plan and the expenses for each class within the fund separately.

The 12b-1 Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributor or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (for purposes of this paragraph “Qualified Trustees”). The Qualified Trustees, in the exercise of their business judgment in the best interests of the shareholders of the fund and each class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the fund and the distributor provide to the Board and the Board review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the fund’s Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years the fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, the distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the distribution agreement.

Prior to December 1, 2007, the fund paid service and distribution fees directly to CGMI and PFS under separate 12b-1 Plans with respect to shares sold through CGMI and PFS.

Dealer reallowances, if any, are described in the fund’s Prospectus.

No information is presented for Class FI, Class R and Class R1 shares because no shares of those classes were outstanding during the fiscal years indicated.

The following shows service and distribution fees incurred by the fund pursuant to the 12b-1 Plan during the fiscal year ended March 31, 2010:

2010 ($)
Class A	75,551
Class B	74,106
Class C	224,302

Total	373,959

Distribution expenses incurred by LMIS during the fiscal year ended March 31, 2010 for compensation to Service Agents, printing costs of prospectuses and marketing materials are expressed in the following table.

Share Class	Financial Consultants ($)	Marketing ($)	Printing ($)	Third Party Fees ($)	Total Current Expenses ($)
Class A	0	N/A	N/A	75,550	75,550
Class B	11,884	1,777	29	49,101	62,791
Class C	10,246	0	5,258	210,968	226,472

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street may also act as the fund’s securities lending agent and in that case would receive a share of the income generated by such activities.

Boston Financial Data Services, Inc. (“BFDS”), located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the fund’s transfer agent. Under the transfer agency agreement with BFDS, BFDS maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, serves as co-transfer agent with BFDS with respect to shares purchased by clients of certain service providers. Under the co-transfer agency agreement with BNY, BNY maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, BNY receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights for the fiscal year ending March 31, 2011.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser and the distributor have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility. Copies of the codes of ethics of the fund, the manager, the subadviser and the distributor are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3)  on the SEC’s website at http://www.sec.gov.

PURCHASE OF SHARES

General

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class C, Class FI, Class R, Class R1 or Class I shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s Prospectus.

There are minimum investment requirements of $1,000 for initial investments and $50 for subsequent investments for purchases of Class A shares by: (i) current and retired board members of Legg Mason,

(ii) current and retired board members of any fund advised by LMPFA or its affiliates (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its affiliates, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by the fund prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day, provided the order is received by the fund’s transfer agent prior to its close of business. Payment must be made with the purchase order.

Class I Shares. The following persons are permitted to purchase Class I shares of the fund: 1) current employees of the fund’s manager and its affiliates; 2) current and former board members of investment companies managed by affiliates of Legg Mason; 3) current and former board members of Legg Mason; and 4) the immediate families of such persons. For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Employees who leave the employment of Legg Mason will be able to retain ownership of their Class I shares but will not be able to purchase additional shares.

Under certain circumstances, an investor who purchases fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by LMIS may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, the distributor or the transfer agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by the distributor or the transfer agent. The Systematic Investment Plan authorizes the distributor to apply cash held in the shareholder’s brokerage account to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in the Prospectus and may be deemed to be underwriters of the fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at NAV without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and Class C Shares. Class B and Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions” below.

Class FI, Class R, Class R1 and Class I Shares. Class FI, Class R, Class R1 and Class I shares are sold at NAV with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:

(a) sales to (i) current and retired Board Members, (ii) current employees of Legg Mason and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b) sales to any employees of Service Agents having dealer, service or other selling agreements with the fund’s distributor or otherwise having an arrangement with any such Service Agent with respect to sales of fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise;

(d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another fund sold by the distributor that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup Inc. (“Citigroup”);

(f) purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by financial intermediaries approved by LMIS prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.

Accumulation Privilege—Please see the fund’s Prospectus for information regarding accumulation privileges.

Letter of Intent—Helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of funds sold by the distributor over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $ 25,000	(4	) $ 250,000
(2) $ 50,000	(5	) $ 500,000
(3) $ 100,000	(6	) $ 750,000
	(7	) $ 1,000,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to pay the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the funds sold by the distributor.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a fund sold by the distributor may be credited towards your Asset Level Goal. Shares of money market funds sold by the distributor acquired by exchange from other funds offered with a sales charge may be credited toward your Asset Level Goal.

The eligible funds may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Increasing the Amount of the Letter of Intent. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through the transfer agent, contact the transfer agent, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then-current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter of Intent and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your

Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with the fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter of Intent. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through the transfer agent, by notifying the transfer agent in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter of Intent (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal whether because you made insufficient Eligible Fund Purchases, redeemed all of your holdings or cancelled the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through the transfer agent, the transfer agent, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares, (b) Class C shares and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.

Class C shares and Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase was made	Contingent Deferred Sales Charge (%)
First	5.00
Second	4.00
Third	3.00
Fourth	2.00
Fifth	1.00
Sixth and thereafter	0.00

Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other funds sold by the distributor. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributor receives contingent deferred sales charges in partial consideration for its expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of the fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the distributor or the manager.

The contingent deferred sales charge is waived on Class C shares purchased by retirement plan omnibus accounts held on the books of the fund.

A shareholder who has redeemed shares from other funds sold by the distributor may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by the distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Grandfathered Retirement Program with Exchange Features

Certain retirement plan programs authorized prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program”) to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of an applicable Legg Mason fund are permitted to maintain such share class exchange feature for current and prospective retirement plan investors.

Under the Grandfathered Retirement Program Class C shares may be purchased by plans investing less than $3,000,000. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:

If a participating plan’s total Class C holdings in all non-money market Legg Mason funds equal at least $3,000,000, at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Determination of Public Offering Price

The fund offers its shares on a continuous basis. The public offering price for each class of shares of the fund is equal to the NAV per share at the time of purchase, plus for Class A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for Class B, Class C, Class FI, Class R, Class R1 and Class I shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $1,000,000) is equal to the NAV per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B and Class C shares, and on Class A shares when purchased in amounts equaling or exceeding $1,000,000.

Set forth below is an example of the method of computing the offering price of the Class A shares of the fund based on the NAV of a share of the fund as of March 31, 2010.

Class A (based on net asset value of $11.02 and a maximum initial sales charge of 5.75%):	$11.69

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds sold by the distributor or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at NAV in additional shares of the fund.

For additional information, shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan should be sent to the transfer agent. Withdrawals may be scheduled on any day of the month; however, if the shareholder does not specify a day, the transfer agent will schedule the withdrawal on the 25th day (or the next business day if the 25th day is a weekend or holiday) of the month.

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s Prospectus. Because redemption in-kind may be used at times of unusual illiquidity in the markets, these valuation methods may include fair value estimations. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities and the market price of those securities will be subject to fluctuation until they are sold. A redemption in-kind may be considered the sale of securities by the fund to the party receiving the securities (except for tax purposes). Redemptions in-kind will not be done with LMIS or other affiliated persons of the fund except as permitted by SEC rules or orders, or other interpretive guidance from regulators.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in another fund sold by the distributor. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current NAV. The distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A, Class FI, Class R, Class R1 and Class I Exchanges. Class A, Class FI, Class R, Class R1 and Class I shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the fund may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges. Class C shares of the fund may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged. Certain retirement plan programs with exchange features in effect prior to November 20, 2006, as approved by LMIS, will remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. See “Grandfathered Retirement Programs with Exchange Features” for additional information.

Additional Information Regarding the Exchange Privilege

The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent trading of fund shares” in the Prospectus.

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s Prospectus for additional information. Exchanges will be processed at the NAV next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

VALUATION OF SHARES

The NAV per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions, except that the manager manages the cash and short-term instruments of the fund. Commissions are negotiated with broker/dealers on all transactions.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Management Agreement and the Subadvisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and subadviser each utilize both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and the subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or the subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the manager or the subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the manager or the subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager or the subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. The manager and the subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or the subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, the manager and the subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or the subadviser by brokers that effect securities transactions for the fund may be used by the manager or the subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or the subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or the subadviser manages may be used by the manager or the subadviser, as applicable, in servicing the fund. Not all of these research services are used by the manager or the subadviser in managing any particular account, including the fund.

For the fiscal year ended March 31, 2010, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

For the fiscal years ended March 31, 2010, 2009 and 2008, the fund paid aggregate brokerage commissions as set forth in the table below.

Aggregate Brokerage Commissions Paid ($)
For the fiscal year ended March 31, 2010	96,814
For the fiscal year ended March 31, 2009	72,678
For the fiscal year ended March 31, 2008	79,587

For the fiscal years ended March 31, 2010, 2009 and 2008, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

At March 31, 2010, the fund did not hold any securities issued by its regular broker/dealers.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the fund).

Set forth below is a list, as of May 21, 2010, of those parties with whom LMPFA, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End
Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End
Morningstar	Quarterly	Sent 8-10 Days after Quarter-End
Thomson/Vestek	Daily	None
FactSet	Daily	None
The Bank of New York Mellon	Daily	None
Thomson	Semi-annually	None
SunGard/Protegent (formerly Dataware)	Daily	None
ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End
eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End
Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End
Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End
Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End
Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End
Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End
Quantitative Services Group	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month-End	None
SunTrust	Weekly and Month-End	None
S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day
Moody’s (Rating Agency)	Monthly	6-8 Business Days
Electra Information Systems	Daily	None
Cabot Research	Weekly	None
Goldman Sachs	Daily	None
Chicago Mercantile Exchange	Daily	None
Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End
Broadridge	Daily	None
DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End
Interactive Data Corp.	Daily	None
Citigroup Global Markets Inc.	Daily	None
Glass Lewis & Co.	Daily	None
Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, LMPFA or a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by LMPFA or a subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

THE TRUST

The Trust.

The certificate of trust to establish Legg Mason Partners Equity Trust (referred to in this section as the “trust”) was filed with the State of Maryland on October 4, 2006. The fund was redomiciled as a series of the trust on April 13, 2007. Prior thereto, the fund was a series of Legg Mason Partners Investment Trust, a Massachusetts business trust. Prior to the reorganization of the fund as a series of Legg Mason Partners Investment Trust, the fund was a series of Legg Mason Partners Sector Series, Inc., a Maryland corporation.

The fund is a series of the trust, a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the Board (referred to in this section as the “trustees”) and shareholders of the trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust (referred to in this section as the “declaration”). Some of the more significant provisions of the declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares rather than all series or classes.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the Board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or employees of the trust, or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the Board or of a committee of the Board, lead independent trustee or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund’s trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand if, in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Annual and Semi-Annual Reports.

The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or self-employed retirement plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

DIVIDENDS AND DISTRIBUTIONS

The fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. The fund may also declare additional dividends shortly before December 31 and pay such dividends during the following January from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid a federal excise tax liability.

If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same class at NAV, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose account is held directly the transfer agent should notify the transfer agent in writing, requesting a change to this reinvestment option.

Dividends on a class of shares of the fund may be lower than another class of as a result of different expenses with respect to the classes. Distributions of capital gains, if any, will be in the same amount for each class of shares.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which the fund owns 20% or more of the voting stock and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

At March 31, 2010, the fund had, for federal income tax purposes, approximately $492,518 and $1,010,603 of unused capital loss carryforward available to offset future capital gains through March 31, 2017 and March 31, 2018, respectively.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, to the extent permitted, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses. In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Under the “wash sale” rule, losses incurred by the fund on the sale of (or on a contract or option to sell) stock or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the fund will be adjusted to reflect the disallowed loss.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund may not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore may not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless, in certain cases, the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased any PFIC stock for which it made the election at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. A mark-to-market election is made individually for each PFIC the fund owns and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from such PFIC and its proceeds from dispositions of such PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distributions are made. However, any dividend or distributions declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.

For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations (e.g., foreign corporations incorporated in certain countries with a comprehensive tax treaty with the U.S. or whose stock is traded on an established securities market in the U.S. and which are not passive foreign investment companies), provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a real estate investment trust (“REIT”) or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares of the fund just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Recent legislation will impose, beginning in 2013, a new 3.8 percent Medicare tax on net investment income, including interest, dividends, and capital gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Certain types of income received by the fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income.” To fund shareholders such excess inclusion income may (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. In addition, a tax-exempt shareholder could realize UBTI by virtue of, inter alia, its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Notices; Other Taxes. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes. Dividends, distributions and redemption proceeds also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses or exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Legislation has been proposed under which this provision would be extended to taxable years beginning before January 1, 2011; this extension if enacted would be applied retroactively.

If the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a foreign shareholder from the fund attributable to a REIT’s distribution to the fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a foreign shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the foreign shareholder having additional filing requirements.

For taxable years beginning before January 1, 2010, distributions that the fund designated as “short-term capital gain dividends” or “long-term capital gain dividends” would not have been treated as such to a recipient foreign shareholder if the distribution were attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder had not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions were subject to 30% withholding by the fund and were treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution was treated as real property gain subject to 35% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from the fund on or before December 31, 2009 could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the foreign person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years. Although the provisions set forth in this paragraph have expired, legislation has been proposed under which these provisions would be extended for one year retroactive to January 1, 2010, although retroactivity would not apply to an obligation to withhold.

The Code will impose a U.S. withholding tax of 30% on payments (including gross proceeds) that are attributable to certain U.S. investments and made to a non-U.S. financial institution, including a non-U.S.

investment fund. The fund will withhold at this rate on certain of its distributions unless any non-U.S. financial institution shareholder complies with certain reporting requirements to the Service in respect of its direct and indirect U.S. investors effective beginning with payments made after December 31, 2012. Non-U.S. financial institution shareholders should consult their own tax advisors regarding the possible implications of these requirements on their investment in the fund.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

LEGAL MATTERS

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”) and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including the fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, and against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds, (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Defendant Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FINANCIAL STATEMENTS

The audited financial statements of the fund and the fund’s predecessors (Statement of Assets and Liabilities as of March 31, 2010, including the Schedule of Investments, as of March 31, 2010, Statement of Operations for the year ended March 31, 2010, Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 2010, Financial Highlights for each of the years or periods in the five-year period ended March 31, 2010, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on May 28, 2010; Accession Number 0000950130-10-001106).

APPENDIX A

Proxy Voting Policies and Procedures

Background

Background

LMIC has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). If authority to vote proxies is established by the client, typically provided for in the Investment Advisory Agreement, our proxy voting guidelines have been tailored to reflect this specific contractual obligation. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, LMIC will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than LMIC) regarding the voting of any securities owned by its clients.

Voting Authority

In general, LMIC shall assume the responsibility and authority with respect to the voting of proxies, unless by agreement with LMIC, (1) such other party expressly reserves to itself the voting of proxies for the account or unless such responsibility and authority expressly have been delegated to others (such as sub-advisers) or (2) reserved to the trustee or other named fiduciary of a client account. For accounts where LMIC has appointed a sub-adviser to manage the client account, LMIC shall deliver any proxies it receives to the sub-adviser for its exercise of voting rights, unless such sub-adviser expressly disclaims the voting of proxies. An account owner may direct LMIC to refrain from voting a specific security, and name themselves or another person to so vote, while LMIC retains voting authority over the other securities in the account.

With respect to shares over which LMIC has voting authority, LMIC will not decline to vote proxies except in extraordinary circumstances where LMIC believes that refraining form voting is in the client’s best interests. Nor will LMIC accept direction from others with regard to the voting of proxies, although LMIC will take the investment guidelines of an account into consideration in deciding how to vote on a particular issue. LMIC may vote proxies related to the same security differently for different clients.

LMIC seeks to identify any material conflicts that may arise between the interests of LMIC and its clients. LMIC will maintain a log of significant client relationships that are issuers of publicly-traded securities that might become subject to a proxy vote. LMIC employees are to inform the Proxy Voting Committee or a member of LMIC’s compliance group when an employee becomes aware of a conflict of interest that arises from that employee’s personal relationships or in the conduct of LMIC’s business. LMIC will consider a conflict to be material if it is significant enough to potentially influence or appear to influence LMIC’s decision in the voting process.

Except for extraordinary circumstances, in any such instance, the material conflict will be resolved by the Proxy Voting Committee, voting in accordance with the previously established guidelines set forth by the Proxy Voting Committee. The Proxy Voting Committee may seek the advice or recommendation of an independent third party, in its sole discretion.

Voting Guidelines

The Proxy Voting Committee will meet annually to review and approve proxy voting guidelines. Proxies will not be voted without an analysis of the underlying issues involved. LMIC’s proxy voting policy at all times shall be directed toward maximizing the value of the assets of managed accounts, for the benefit of the accounts’ ultimate owners or beneficiaries. Any item on a proxy that would tend to inhibit the realization of maximum value shall receive a negative vote from LMIC. Examples of such items would be any activities that could be viewed as “poison pill” maneuvers. On other matters specific to a company, such as the election of directors, the appointment of auditors, granting of options, repricing of options, mergers and other material issues, a decision shall be made by RMG in accordance with the guidelines established by the LMIC Proxy Voting Committee, consistent with the policy of maximizing value.

Clients who request that their accounts be managed according to a socially responsible mandate will have proxies voted according to the values communicated in their investment policy statement.

Voting Records & Client Notification

For clients of LMIC, a complete record and file of all votes cast, and where appropriate, the reason therefore, shall be maintained by LMIC with a third party voting service Risk Metrics (RMG). A proxy log will be maintained, including the following data: issuer name, exchange ticker symbol of the issuer’s shares to be voted, CUSIP number for the shares to be voted, a brief identification of the matter voted on, whether the matter was proposed by the issuer or by a shareholder of the issuer, whether a vote was cast on the matter, a record of how the vote was cast and whether the vote was cast for or against the recommendation for the issuer’s management team. Clients may obtain information with regard to the manner in which their proxies were voted, as well as the more detailed policies and procedures upon which this summary is based by contacting LMIC at 100 International Drive, 5th Floor, Baltimore, Maryland, 21202, attention: Compliance Officer. In addition, when required by applicable banking or investment adviser statutes and rules, a description of these Policies and Procedures shall be provided to new clients prior to the inception of their account.

Timing

LMIC personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Disclosure

LMIC’s proxy policies are described in the firm’s Part II of Form ADV or the Bank’s disclosure brochure, which is provided to all new clients. Upon request, clients may also receive reports on how their proxies have been voted.

Voting Procedures When LMIC Utilizes a Third Party Proxy Service

LMIC utilizes a third party proxy service (RMG) to vote proxies for client accounts. LMIC has elected to provide RMG with implied consent to vote all client proxies according to its policies for routine proxies. The Proxy Voting Committee has the ability to override RMG recommendations. The Chairman of the Committee (Monika Panger) will serve as the primary contact for approval to override RMG decisions.

A portfolio assistant in the Philadelphia (John Reilly) will be the primary user of the RMG system with portfolio managers in Philadelphia and Cincinnati Office serving as back-up. The primary user will ensure that the proxy service delivers its recommendations on a timely basis and, when necessary, that such information is provided to the Proxy Voting Committee and Investment Management Team. For non-routine voting issues where the Proxy Voting Committee will authorize RMG to vote, the Proxy Coordinator will maintain records of the proxy service recommendations and voting reports. Records of the proxy recommendations and voting reports will be maintained with RMG.

In certain situations, RMG may defer to LMIC for a particular issue. When LMIC receives notice that RMG has deferred to LMIC for a voting decision, the Proxy Voting Committee will meet to determine the vote and provide a decision to RMG.

Voting Procedures When Stocks are not Widely Held or Followed by LMIC

When RMG defers to LMIC to vote a proxy, the Proxy Voting Committee will meet to decide the vote. If a security is: (1) not followed by the LMIC research team; or (2) not widely held across LMIC accounts; or (3) is a de minimis number of shares or market value, the committee may defer to the portfolio manager(s) responsible for the accounts impacted for a voting decision.

Proxy materials for non-discretionary accounts

With regard to distribution of proxy materials for non-discretionary accounts, it is the policy of LMIC to conform to the SEC rules contained in the Shareholders Communications Act (17 CFR 240.14-17). LMIC shall:

•

Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward such materials to its customers who are beneficial owners of the registrant’s securities no later than five business days after the receipt of the proxy material or annual reports; and

•

Upon receipt of the proxy, other proxy soliciting material, and/or annual reports to security holders, forward to each beneficial owner on whose behalf it holds securities, no later than five business days after the date it receives such material a request for voting instructions.

Appendix B

DESCRIPTION OF RATINGS

The ratings of Moody’s, Standard & Poor’s and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa — Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C — Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa — Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa — Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A — Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa — Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ba — Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B — Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Caa — Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca — Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C — Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels-“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 — This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 — This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG — This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 — This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 — This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 — This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG — This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1 — Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 — Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C — A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D — An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 — Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Short-Term Issue Credit Ratings:

A-1 — Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 — A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1 — This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 — Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3 — Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B — Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D — Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB — Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B — Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC — For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC — For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C — For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD — Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D — Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 — Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 — Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B — Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C — High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D — Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

PART C

OTHER INFORMATION

Item 28.	Exhibits

Unless otherwise noted, all references are to the Registrant’s initial registration statement on Form N-1A (the “Registration Statement”) as filed with the Securities and Exchange Commission (“SEC”) on October 21, 1991 (File Nos. 33-43446 and 811-06444).

(a)(1) The Registrant’s Declaration of Trust dated as of October 2, 2006 is incorporated herein by reference to Post-Effective Amendment No. 70 as filed with the SEC on April 16, 2007 (“Post-Effective Amendment No. 70”).

(2) Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 70.

(3) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72 as filed with the SEC on August 24, 2007 (“Post-Effective Amendment No. 72”).

(4) Amended and Restated Designation of Classes effective as of August 9, 2007 is incorporated herein by reference to Post-Effective Amendment No. 72.

(5) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust and Amended and Restated Designation of Classes effective as of November 8, 2007 is incorporated herein by reference to Post-Effective Amendment No. 76 as filed with the SEC on November 30, 2007 (“Post-Effective Amendment No. 76”).

(6) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87 as filed with the SEC on February 15, 2008 (“Post-Effective Amendment No. 87”).

(7) Amended and Restated Designation of Classes effective as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 87.

(8) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109 as filed with the SEC on June 3, 2008 (“Post-Effective Amendment No. 109”).

(9) Amended and Restated Designation of Classes effective as of May 8, 2008 is incorporated herein by reference to Post-Effective Amendment No. 109.

(10) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110 as filed with the SEC on June 6, 2008 (“Post-Effective Amendment No. 110”).

(11) Amended and Restated Designation of Classes effective as of June 6, 2008 is incorporated herein by reference to Post-Effective Amendment No. 110.

(12) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133 as filed with the SEC on January 28, 2009 (“Post-Effective Amendment No. 133”).

(13) Amended and Restated Designation of Classes effective as of January 28, 2009 is incorporated herein by reference to Post-Effective Amendment No. 133.

(14) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137 as filed with the SEC on February 27, 2009 (“Post-Effective Amendment No. 137”).

(15) Amended and Restated Designation of Classes effective as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146 as filed with the SEC on June 25, 2009 (“Post-Effective Amendment No. 146”).

(16) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150 as filed with the SEC on November 6, 2009 (“Post-Effective Amendment No. 150”).

(17) Amended and Restated Designation of Classes effective as of August 5, 2009 is incorporated herein by reference to Post-Effective Amendment No. 150.

(18) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159 as filed with the SEC on February 16, 2010 (“Post-Effective Amendment No. 159”).

(19) Amended and Restated Designation of Classes effective as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(20) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162 as filed with the SEC on March 15, 2010 (“Post-Effective Amendment No. 162”).

(21) Amended and Restated Designation of Classes effective as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(22) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171 as filed with the SEC on June 3, 2010 (“Post-Effective Amendment No. 171”).

(23) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 171.

(24) Amended and Restated Designation of Series of Shares of Beneficial Interests in the Trust effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172 as filed with the SEC on June 16, 2010 (“Post-Effective Amendment No. 172”).

(25) Amended and Restated Designation of Classes effective as of May 6, 2010 is incorporated herein by reference to Post-Effective Amendment No. 172.

(26) Amended and Restated Designation of Series of Shares of Beneficial Interest in the Trust effective as of June 15, 2010 is filed herewith.

(27) Amended and Restated Designation of Classes effective as of June 15, 2010 is filed herewith.

(b) The Registrant’s By-Laws dated October 4, 2006 are incorporated herein by reference to Post-Effective Amendment No. 70.

(c) Not Applicable.

(d)(1) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Post-Effective Amendment No. 78 as filed with the SEC on December 14, 2007 (“Post-Effective Amendment No. 78”).

(2) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(3) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(4) Form of Management Agreement between the Registrant, on behalf of Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(5) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(6) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(7) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(8) Form of Management Agreement between the Registrant, on behalf of Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), and Legg Mason Capital Management Inc. (“LMCM”) is incorporated herein by reference to Post-Effective Amendment No. 73 as filed with the SEC on August 27, 2007 (“Post-Effective Amendment No. 73”).

(9) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(10) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(11) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(12) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(13) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(14) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(15) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(16) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund) and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(17) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 73.

(18) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95 as filed with the SEC on April 4, 2008 (“Post-Effective Amendment No. 95”).

(19) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(20) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(21) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(22) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(23) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(24) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(25) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(26) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(27) Form of Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(28) Form of Amended Management Agreement between the Registrant, on behalf of Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 95.

(29) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(30) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(31) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(32) Form of Management Agreement between the Registrant, on behalf of Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 78.

(33) Form of Management Agreement between the Registrant, on behalf of Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), and LMPFA is incorporated herein by reference from Post-Effective Amendment No. 87.

(34) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 120”).

(35) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(36) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(37) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(38) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(39) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(40) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(41) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(42) Form of Management Agreement between the Registrant, on behalf of Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 120.

(43) Form of Management Agreement between the Registrant, on behalf of Legg Mason Permal Tactical Allocation Fund, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 141 as filed with the SEC on April 9, 2009 (“Post-Effective Amendment No. 141”).

(44) Form of Management Agreement between the Registrant, on behalf of Legg Mason ClearBridge Mid Cap Growth Fund, and LMPFA is to be filed by amendment.

(45) Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Currents International Small Cap Opportunity Fund, and LMPFA is to be filed by amendment.

(46) Form of Subadvisory Agreement between LMPFA and ClearBridge Advisors, LLC (“ClearBridge”), with respect to Legg Mason ClearBridge Aggressive Growth Fund (formerly known as Legg Mason Partners Aggressive Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(47) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Diversified Large Cap Growth Fund (formerly known as Legg Mason Partners Diversified Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(48) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Dividend Strategy Fund (formerly known as Legg Mason Partners Dividend Strategy Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(49) Form of Subadvisory Agreement between LMPFA and Legg Mason International Equities Limited (“LMIE”), with respect to Legg Mason Esemplia Emerging Markets Equity Fund (formerly known as Legg Mason Partners Emerging Markets Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(50) Form of Subadvisory Agreement between LMPFA and Legg Mason Investment Counsel, LLC (“LMIC”), with respect to Legg Mason Investment Counsel Financial Services Fund (formerly known as Legg Mason Barrett Financial Services Fund) is incorporated herein by reference to Post-Effective Amendment No. 73.

(51) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Fundamental All Cap Value Fund (formerly known as Legg Mason ClearBridge Fundamental Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(52) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Value Fund (formerly known as Legg Mason Partners Small Cap Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(53) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Appreciation Fund (formerly known as Legg Mason Partners Appreciation Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(54) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Income Builder Fund (formerly known as Legg Mason ClearBridge Capital and Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(55) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Capital Fund (formerly known as Legg Mason Partners Capital Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(56) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Equity Fund (formerly known as Legg Mason Partners Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(57) Form of Subadvisory Agreement between LMPFA and Batterymarch Financial Management, Inc. (“Batterymarch”), with respect to Legg Mason Batterymarch Global Equity Fund (formerly known as Legg Mason Partners Global Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(58) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Value Fund (formerly known as Legg Mason ClearBridge Investors Value Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(59) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Large Cap Growth Fund (formerly known as Legg Mason Partners Large Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(60) Form of Subadvisory Agreement between LMPFA and Legg Mason Global Asset Allocation, LLC (“LMGAA”), with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), is incorporated herein by reference to Post-Effective Amendment No. 74 as filed with the SEC on November 1, 2007 (“Post-Effective Amendment No. 74”).

(61) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(62) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(63) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(64) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), is incorporated herein by reference to Post-Effective Amendment No. 74.

(65) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund), is incorporated herein by reference to Post-Effective Amendment No. 74.

(66) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Core Fund (formerly known as Legg Mason Partners Mid Cap Core Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(67) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch S&P 500 Index Fund (formerly known as Legg Mason Partners S&P 500 Index Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(68) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Small Cap Growth Fund (formerly known as Legg Mason Partners Small Cap Growth Fund), is incorporated herein by reference to Post-Effective Amendment No. 78.

(69) Form of Subadvisory Agreement between LMPFA and LMIC, with respect to Legg Mason Investment Counsel Social Awareness Fund (formerly known as Legg Mason Partners Social Awareness Fund), is incorporated herein by reference to Post-Effective Amendment No. 73.

(70) Form of Subadvisory Agreement between LMPFA and Batterymarch, with respect to Legg Mason Batterymarch U.S. Large Cap Equity Fund (formerly known as Legg Mason Partners U.S. Large Cap Equity Fund), is incorporated herein by reference to Post-Effective Amendment No. 87.

(71) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(72) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(73) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(74) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(75) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(76) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(77) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(78) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(79) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(80) Form of Subadvisory Agreement between LMPFA and Global Currents Investment Management, LLC (“GCIM”), with respect to Legg Mason Global Currents International All Cap Opportunity Fund (formerly known as Legg Mason Partners International All Cap Opportunity Fund), is incorporated herein by reference to Post-Effective Amendment No. 126 as filed with the SEC on November 26, 2008.

(81) Form of Subadvisory Agreement between LMPFA and Permal Asset Management Inc. (“Permal”), with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(82) Form of Subadvisory Agreement between LMPFA and LMGAA, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(83) Form of Sub-Administration Agreement between LMCM and LMPFA, with respect to Legg Mason Capital Management All Cap Fund (formerly known as Legg Mason Partners All Cap Fund), is incorporated herein by reference to Post-Effective Amendment No. 76.

(84) Form of Subadvisory Agreement between LMPFA and ClearBridge, with respect to Legg Mason ClearBridge Mid Cap Growth Fund, is to be filed by amendment.

(85) Form of Subadvisory Agreement between LMPFA and GCIM, with respect to Legg Mason Global Currents International Small Cap Opportunity Fund, is to be filed by amendment.

(e)(1) Form of Distribution Agreement with Citigroup Global Markets Inc. (“CGMI”) is incorporated herein by reference to Post-Effective Amendment No. 30 as filed with the SEC on August 16, 2000 (“Post-Effective Amendment No. 30”).

(2) Form of Distribution Agreement with PFS Distributors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 30.

(3) Form of Amendment to the Distribution Agreement with CGMI dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56 as filed with the SEC on January 27, 2006 (“Post-Effective Amendment No. 56”).

(4) Form of Amendment of Distribution Agreement and Assumption of Duties and Responsibilities, among the Registrant, PFS Distributors, Inc. and PFS Investments, Inc. (“PFS”), dated as of December 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 56.

(5) Letter Agreement amending the Distribution Agreements with CGMI dated April 10, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(6) Letter Agreement amending the Distribution Agreements with PFS dated April 6, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(7) Form of Distribution Agreement with Legg Mason Investor Services, LLC (“LMIS”) is incorporated herein by reference to Post-Effective Amendment No. 128 as filed with the SEC on December 15, 2008.

(8) Form of Distribution Agreement with LMIS with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(9) Form of Distribution Agreement with LMIS with respect to Legg Mason ClearBridge Mid Cap Growth Fund is to be filed by amendment.

(10) Form of Distribution Agreement with LMIS with respect to Legg Mason Global Currents International Small Cap Opportunity Fund is to be filed by amendment.

(f)(1) Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 60 as filed with the SEC on December 5, 2006 (“Post-Effective Amendment No. 60”).

(2) Amended and Restated Trustee Retirement Plan relating to certain funds dated as of January 1, 2005 (the “General Retirement Plan”), is incorporated herein by reference to Post-Effective Amendment No. 61 as filed with the SEC on January 8, 2007 (“Post-Effective Amendment No. 61”).

(3) Legg Mason Investment Series (f/k/a Smith Barney Investment Series) Amended and Restated Trustees Retirement Plan dated as of January 1, 2005, is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Amendment to the General Retirement Plan and the Legg Mason Partners Investment Series Amended and Restated Trustees Retirement Plan is incorporated herein by reference to Post-Effective Amendment No. 61.

(5) Amended and Restated Emeritus Retirement Plan relating to certain funds, established effective as of January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 61.

(g)(1) Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated January 1, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(2) Letter Agreement amending the Custodian Services Agreement with State Street, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(h)(1) Transfer Agency and Services Agreement, dated January 1, 2006, between the Registrant and BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) (formerly PNC Global Investment Servicing (U.S.) Inc.) (formerly PFPC Inc.) is incorporated herein by reference to Post-Effective Amendment No. 56.

(2) Co-Transfer Agency and Services Agreement, dated April 1, 2009, between the Registrant and BNY incorporated herein by reference to Post-Effective Amendment No. 147 as filed with the SEC on July 29, 2009.

(3) Transfer Agency and Services Agreement, dated April 4, 2009, between each series of the Registrant and Boston Financial Data Services, Inc. is incorporated herein by reference to Post-Effective Amendment No. 141.

(4) Form of License Agreement between the Registrant and Legg Mason Properties, Inc. is incorporated herein by reference to Post-Effective Amendment No. 58 as filed with the SEC on April 28, 2006 (“Post-Effective Amendment No. 58”).

(5) License Agreement between the Registrant and Citigroup Inc. dated December 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 58.

(6) Form of Fee Waiver and Expense Reimbursement Agreement is incorporated herein by reference to Post-Effective Amendment No. 60.

(7) Letter Agreement amending the Transfer Agency and Services Agreement with BNY, dated April 9, 2007, is incorporated herein by reference to Post-Effective Amendment No. 76.

(8) Form of Fee Waiver and Expense Reimbursement Agreement with respect to Legg Mason Lifestyle Allocation 100% (formerly known as Legg Mason Partners Lifestyle Allocation 100%), Legg Mason Lifestyle Allocation 85% (formerly known as Legg Mason Partners Lifestyle Allocation 85%), Legg Mason Lifestyle Allocation 70% (formerly known as Legg Mason Partners Lifestyle Allocation 70%), Legg Mason Lifestyle Allocation 50% (formerly known as Legg Mason Partners Lifestyle Allocation 50%), Legg Mason Lifestyle Allocation 30% (formerly known as Legg Mason Partners Lifestyle Allocation 30%) and Legg Mason Lifestyle Income Fund (formerly known as Legg Mason Partners Lifestyle Income Fund) is incorporated herein by reference to Post-Effective Amendment No. 95.

(9) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2015 (formerly known as Legg Mason Partners Target Retirement 2015), is incorporated herein by reference to Post-Effective Amendment No. 120.

(10) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2020 (formerly known as Legg Mason Partners Target Retirement 2020), is incorporated herein by reference to Post-Effective Amendment No. 120.

(11) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2025 (formerly known as Legg Mason Partners Target Retirement 2025), is incorporated herein by reference to Post-Effective Amendment No. 120.

(12) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2030 (formerly known as Legg Mason Partners Target Retirement 2030), is incorporated herein by reference to Post-Effective Amendment No. 120.

(13) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2035 (formerly known as Legg Mason Partners Target Retirement 2035), is incorporated herein by reference to Post-Effective Amendment No. 120.

(14) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2040 (formerly known as Legg Mason Partners Target Retirement 2040), is incorporated herein by reference to Post-Effective Amendment No. 120.

(15) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2045 (formerly known as Legg Mason Partners Target Retirement 2045), is incorporated herein by reference to Post-Effective Amendment No. 120.

(16) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement 2050 (formerly known as Legg Mason Partners Target Retirement 2050), is incorporated herein by reference to Post-Effective Amendment No. 120.

(17) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Target Retirement Fund (formerly known as Legg Mason Partners Target Retirement Fund), is incorporated herein by reference to Post-Effective Amendment No. 120.

(18) Form of Fee Waiver and Expense Reimbursement Agreement, with respect to Legg Mason Permal Tactical Allocation Fund is incorporated herein by reference to Post-Effective Amendment No. 141.

(i)(1) Opinion of Counsel regarding legality of shares is incorporated by reference to Pre-Effective Amendment No. 1 as filed with the SEC on December 6, 1991 (“Pre-Effective Amendment No. 1”).

(2) Legal Counsel’s consent is incorporated by reference to Post-Effective Amendment No. 24 as filed with the SEC on March 30, 1999 (“Post-Effective Amendment No. 24”).

(3) Opinion and Consent of Counsel regarding the legality of shares is incorporated by reference to Post-Effective Amendment No. 70.

(4) Opinion of Willkie Farr & Gallagher LLP regarding legality of Class FI and R shares is incorporated by reference to Post-Effective Amendment No. 104 as filed with the SEC on May 7, 2008 (“Post-Effective Amendment No. 104”).

(5) Opinion of Venable LLP regarding legality of Class FI and R shares is incorporated by reference to Post-Effective Amendment No. 104.

(6) Opinion of Venable LLP regarding legality of Class R1 shares is incorporated by reference to Post-Effective Amendment No. 170 as filed with the SEC on May 27, 2010.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herewith.

(2) Power of Attorney dated July 30, 2008 is incorporated herein by reference to Post-Effective Amendment No. 116 as filed with the SEC on August 8, 2008.

(3) Power of Attorney dated November 4, 2009 and November 30, 2009 is incorporated herein by reference to Post-Effective Amendment No. 154 as filed with the SEC on December 21, 2009.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. is incorporated herein by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 74.

(2) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R and I Shares is incorporated herein by reference to Post-Effective Amendment No. 81 as filed with the SEC on January 29, 2008.

(3) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of February 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 86 as filed with the SEC on February 15, 2008.

(4) Amended Shareholder Services and Distribution Plan relating to Class A, B, C, FI, R, I and IS Shares dated as of August 7, 2008 is incorporated herein by reference to Post-Effective Amendment No. 119 as filed with the SEC on August 28, 2008 (“Post-Effective Amendment No. 119”).

(5) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 137.

(6) Amended Shareholder Services and Distribution Plan relating to Class R1 Shares dated as of February 26, 2009 is incorporated herein by reference to Post-Effective Amendment No. 146.

(7) Amended Shareholder Services and Distribution Plan dated as of December 7, 2009 is incorporated herein by reference to Post-Effective Amendment No. 159.

(8) Amended Shareholder Services and Distribution Plan dated as of February 4, 2010 is incorporated herein by reference to Post-Effective Amendment No. 162.

(n)(1) Rule 18f-3(d) Multiple Class Plan of the Registrant pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 76.

(o) Not Applicable.

(p)(1) Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA, LMIS and LMGAA) is incorporated herein by reference to Post-Effective Amendment No. 120.

(2) Code of Ethics of LMIE is incorporated herein by reference to Post-Effective Amendment No. 61.

(3) Code of Ethics of Batterymarch dated February 1, 2005 is incorporated herein by reference to Post-Effective Amendment No. 61.

(4) Code of Ethics of LMIC is incorporated herein by reference to Post-Effective Amendment No. 62 as filed with the SEC on January 10, 2007 (“Post-Effective Amendment No. 62”).

(5) Code of Ethics of LMCM is incorporated herein by reference to Post-Effective Amendment No. 73.

(6) Code of Ethics of GCIM is incorporated herein by reference to Post-Effective Amendment No. 111 as filed with the SEC on July 3, 2008.

(7) Code of Ethics of Permal is incorporated herein by reference to Post-Effective Amendment No. 141.

(8) Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 as filed with the SEC on August 26, 2009.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

The response to this item is incorporated herein by reference to Pre-Effective Amendment No. 1.

The directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Reference is hereby made to (a) paragraph 9 of the Distribution Agreement between the Registrant and LMIS, incorporated by reference herein.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Investment Adviser—Legg Mason Capital Management, Inc. (“LMCM”)

LMCM was formed in 1982 under the laws of the State of Maryland as a corporation. LMCM is a direct wholly-owned subsidiary of Legg Mason.

LMCM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMCM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMCM pursuant to the Advisers Act (SEC File No. 801-18115).

Subadviser—ClearBridge Advisors, LLC (formerly known as CAM North America, LLC) (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason.

ClearBridge is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of ClearBridge together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by ClearBridge pursuant to the Advisers Act (SEC File No. 801-64710).

Subadviser—Batterymarch Financial Management, Inc. (“Batterymarch”)

Batterymarch was organized under the laws of the State of Maryland as a corporation. Batterymarch is an indirect wholly-owned subsidiary of Legg Mason.

Batterymarch is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Batterymarch together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Batterymarch pursuant to the Advisers Act (SEC File No. 801- 48035).

Subadviser—Global Currents Investment Management, LLC (“GCIM”)

GCIM was organized under the laws of the State of Delaware as a limited liability corporation. GCIM is a wholly owned subsidiary of Legg Mason.

GCIM is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of GCIM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by GCIM pursuant to the Advisers Act (SEC File No. 801-68663).

Subadviser—Legg Mason International Equities Limited (“LMIE”)

The list required by this Item 31 of officers and directors of LMIE, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIE pursuant to the Advisers Act (SEC File No. 801-57655).

Subadviser—Legg Mason Global Asset Allocation, LLC (“LMGAA”).

LMGAA is organized under the laws of the State of Delaware as a limited liability company. LMGAA is a wholly-owned subsidiary of Legg Mason.

LMGAA is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMGAA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMGAA pursuant to the Advisers Act (SEC File No. 801-67287).

Subadviser—Legg Mason Investment Counsel, LLC (“LMIC”)

LMIC is organized under the laws of the State of Maryland as a limited liability company. LMIC is a wholly-owned subsidiary of Legg Mason.

LMIC is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of LMIC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by LMIC pursuant to the Advisers Act (SEC File No. 801-63656).

Subadviser—Permal Asset Management Inc. (“Permal”)

Permal was formed in June 2002 under the laws of the State of Delaware as a corporation. Permal is a wholly-owned subsidiary of Legg Mason. Permal is registered as an investment adviser under the Advisers Act. The list required by this Item 31 of officers and directors of Permal, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Permal pursuant to the Advisers Act (SEC File No. 801-61864).

Item 32.	Principal Underwriter

(a) LMIS, the distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Premium Money Market Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Variable Equity Trust, Barrett Opportunity Fund, Inc., Legg Mason Partners Variable Income Trust, Legg Mason Partners Income Trust, Legg Mason Cash Reserve Trust, Inc., Legg Mason Charles Street Trust, Inc., Legg Mason Global Trust, Inc., Legg Mason Growth Trust, Inc., Legg Mason Income Trust, Inc., Legg Mason Investment Trust, Inc., Legg Mason Investors Trust, Inc., Legg Mason Light Street Trust, Inc., Legg Mason Special Investment Trust, Inc., Legg Mason Tax Exempt Trust, Inc., Legg Mason Tax-Free Income Fund, Legg Mason Value Trust, Inc., Western Asset Funds, Inc. and Legg Mason Global Asset Management Trust.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Kimberly Mustin – Co-Managing Director

Matthew Schiffman – Co-Managing Director

George Betzios – Vice President

W. Talbot Daley – Vice President

David J. Eikenberg – Vice President

Mark E. Freemyer – Vice President

Thomas J. Hirschmann – Vice President

Joseph LaRocque – Vice President

Michael P. McAllister – Vice President

Theresa P. McGuire – Vice President

Jeremy O’Shea – Vice President

Joel R. Sauber – Vice President

Robert Shepler – Vice President

Jason Bennett – Chief Financial Officer, Treasurer and Financial Reporting Officer

Erin L. Clark – Assistant Secretary

Vicki Schmelzer – Assistant Secretary

Ronald A. Holinsky – Deputy General Counsel

Stephen A. Scarpino – Anti-Money Laundering Compliance Officer

All addresses are 100 International Drive, Baltimore, Maryland 21202.

(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason Partners Equity Trust

55 Water Street

New York, New York 10041

With respect to the Registrant’s Investment Managers:

(2)	Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3)	Legg Mason Capital Management, Inc.

100 International Drive

Baltimore, MD 21202

With respect to the Registrant’s Subadvisers:

(4)	Legg Mason International Equities Limited

620 Eighth Avenue

New York, NY 10018

(5)	Batterymarch Financial Management, Inc.

John Hancock Tower

200 Clarendon Street

Boston, MA 02116

(6)	ClearBridge Advisors, LLC

620 Eighth Avenue

New York, NY 10018

(7)	Legg Mason Global Asset Allocation, LLC

100 First Stamford Place

Stamford, CT 06902

620 Eighth Avenue

New York, NY 10018

(8)	Legg Mason Investment Counsel, LLC

100 International Drive

Baltimore, MD 21202

(9)	Global Currents Investment Management, LLC

100 International Drive

Baltimore, MD 21202

(10)	Permal Asset Management Inc.

900 Third Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(11)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(12)	Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

(13)	BNY Mellon Investment Servicing (U.S.) Inc.

4400 Computer Drive

Westborough, MA 01581

With respect to the Registrant’s Distributor:

(14)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON PARTNERS EQUITY TRUST, hereby certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 28th day of July, 2010.

LEGG MASON PARTNERS EQUITY TRUST, on behalf of Legg Mason Investment Counsel Financial Services Fund.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 28, 2010.

Signature	Title

/S/ R. JAY GERKEN	President, Chief Executive Officer and Trustee
R. Jay Gerken	(Principal Executive Officer)

/S/ KAPREL OZSOLAK	Chief Financial Officer
Kaprel Ozsolak	(Principal Financial and Accounting Officer)

PAUL R. ADES*	Trustee
Paul R. Ades

ANDREW L. BREECH*	Trustee
Andrew L. Breech

DWIGHT B. CRANE*	Trustee
Dwight B. Crane

FRANK G. HUBBARD*	Trustee
Frank G. Hubbard

HOWARD J. JOHNSON*	Trustee
Howard J. Johnson

DAVID E. MARYATT*	Trustee
David E. Maryatt

JEROME H. MILLER*	Trustee
Jerome H. Miller

KEN MILLER*	Trustee
Ken Miller

JOHN J. MURPHY*	Trustee
John J. Murphy

THOMAS F. SCHLAFLY*	Trustee
Thomas F. Schlafly

JERRY A. VISCIONE*	Trustee
Jerry A. Viscione

*By:	/S/ R. JAY GERKEN
R. Jay Gerken, as Agent

INDEX TO EXHIBITS

Index No.	Description of Exhibit

(a)(26)	Amended and Restated Designation of Series of Shares

(a)(27)	Amended and Restated Designation of Classes

(j)(1)	Consent of Independent Registered Public Accounting Firm for Legg Mason Investment Counsel Financial Services Fund